UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

Annual Report

Annual Report

Columbia Seligman Communications

and Information Fund

Annual Report for the Period Ended December 31, 2011

Columbia Seligman Communications and Information Fund seeks to provide shareholders with capital gain.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	23

Statement of Operations	25

Statement of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	55

Federal Income Tax Information	57

Board Members and Officers	58

Proxy Voting	66

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Seligman Communications and Information Fund (the Fund) Class A shares decreased 4.86% (excluding sales charge) for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which fell 0.88% during the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)

	1 year	5 years	10 years
Columbia Seligman Communications and Information Fund Class A (excluding sales charge)	-4.86%	+5.06%	+5.23%
S&P North American Technology Sector Index (unmanaged)	-0.88%	+3.84%	+2.44%

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/ expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at December 31, 2011
Without sales charge	1 year	5 years	10 years
Class A (inception 6/23/83)	-4.86%	+5.06%	+5.23%
Class B (inception 4/22/96)	-5.57%	+4.27%	+4.43%
Class C (inception 5/27/99)	-5.56%	+4.27%	+4.44%
Class I* (inception 8/3/09)	-4.43%	+5.27%	+5.33%
Class R* (inception 4/30/03)	-5.08%	+4.75%	+4.92%
Class R3* (inception 8/3/09)	-4.95%	+4.90%	+5.07%
Class R4* (inception 8/3/09)	-4.71%	+5.12%	+5.26%
Class R5 (inception 11/30/01)	-4.49%	+5.49%	+5.70%
Class Z* (inception 9/27/10)	-4.53%	+5.15%	+5.27%

With sales charge
Class A (inception 6/23/83)	-10.34%	+3.82%	+4.60%
Class B (inception 4/22/96)	-10.05%	+3.93%	+4.43%
Class C (inception 5/27/99)	-6.46%	+4.27%	+4.44%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*The	returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia Seligman Communications and Information Fund (the Fund) Class A shares (excluding sales charge) fell 4.86% for the 12-month period ended December 31, 2011. The Fund’s benchmark, the Standard & Poor’s North American Technology Sector Index (S&P NATS Index) lost 0.88% during the same time period.

Significant performance factors

The information technology sector faced some serious headwinds during the annual period. The earthquake and tsunami in Japan in March 2011 led to supply chain disruptions around the world. Floods in Thailand beginning in late July 2011 put many information technology-related companies under water both literally and figuratively. Sovereign debt crises in Europe led to rocky demand from that continent. Policies implemented by the Chinese government to suppress inflation led to an economic slowdown within the nation, a major customer of information technology. In turn, those larger-cap companies that relied primarily on U.S. demand performed better during the annual period than those with greater international exposure. Disappointment in technology industry earnings, coupled with slowing momentum in the second half of 2011 worked to erode investor confidence.

From an industry perspective, the best performing segments of the information technology sector during the annual period were information technology services, Internet software and services, and computers and peripherals. The weakest industries within the sector during the annual period were office electronics, electronic equipment and instruments, and communications equipment. That said, it was an annual period during which individual stock selection proved far more critical to Fund performance than industry allocation.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	1.2%
Health Care	1.5
Industrials	0.7
Information Technology	96.1
Utilities	0.1
Other(2)	0.4

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Communications equipment was the leading example of an industry in which stock selection led the Fund to significant outperformance within the industry, relative to the benchmark. Though it was among the worst performing industries for the benchmark index, the industry was the area of strongest performance for the Fund.

Software continued to be the Fund’s largest weighting and overweighting, relative to the benchmark. Though the industry returned negatively for both the Fund and the benchmark, stock selection enabled the Fund to outperform the benchmark within the industry. Speech recognition software manufacturer Nuance Communications was among the Fund’s top contributors for the annual period, as was Check Point Software Technologies, which saw strong results as it enhanced its product offering of security and monitoring software. The Fund’s top holding, Synopsis, also boosted Fund results during the annual period. BMC Software was a notable disappointment for the Fund during the annual period. We believe the company is emblematic of the problems faced in the markets during the year: deceleration in the second half of 2011 in reaction to the wild volatility in the stock market, political gridlock and overall weakness in the financial services sector.

The Fund also outperformed the benchmark within the semiconductors and semiconductor equipment industry during the annual period due to stock selection.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Synopsys, Inc.	8.3%
Apple, Inc.	6.4
Symantec Corp.	5.3
Advanced Micro Devices, Inc.	5.1
QUALCOMM, Inc.	4.8
BMC Software, Inc.	4.6
Microsoft Corp.	4.6
NetApp, Inc.	4.4
Amdocs Ltd.	4.3
Novellus Systems, Inc.	3.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Novellus Systems, KLA-Tencor and Intel were among the Fund’s top individual contributors. Though Advanced Micro Devices was a notable detractor for the Fund during the year, we are excited about the chip maker’s new product line and management team. We are optimistic that the manufacturing problems that beset the company in 2011 are just about behind it. We are also excited about the merger of Novellus Systems with LAM Research and believe the combination will provide strategic synergies that will serve to enhance the combined business.

The Fund’s underweight in information technology services detracted from Fund results during the period as the benchmark received its strongest performance from its stocks in the industry. While Amdocs and Visa were positive contributors to return for the Fund, not having a position in IBM during the period particularly hurt the Fund’s performance within this industry as the company’s stock surged following its annual meeting with analysts.

The Fund also saw a detraction from relative results in the computers and peripherals industry. While results from the Fund’s position in Apple helped buoy results, performance lags from Hewlett-Packard and NetApp led the Fund lower in the industry versus its benchmark. NetApp was a disappointment for us, as we believe that the stock is underperforming the business by a great degree. We think the stock fell flat as a result of concern that the company might be susceptible to the disk drive shortage created by the fall Thailand floods.

Changes to the Fund’s portfolio

The largest changes to industry allocations during the period were a decrease in the Fund’s exposure to the Internet software and services industry due to high valuations and an increase in the Fund’s computers and peripherals weighting.

At the end of the reporting period, the Fund was overweight, relative to its benchmark, in software, computers and peripherals, semiconductors and semiconductor equipment. The Fund was relatively underweight in IT services, communications equipment, electronic equipment instruments and components, office electronics and internet software and services.

Paul Wick	Richard Parower
Portfolio Manager	Co-Portfolio Manager

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

8	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

This page left blank intentionally

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Seligman Communications and Information Fund Class A shares (from 1/1/02 to 12/31/11) as compared to the performance of the S&P North American Technology Sector Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at December 31, 2011
	1 year	5 years	10 years
Columbia Seligman Communications and Information Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,966	$12,060	$15,685
Average annual total return	-10.34%	+3.82%	+4.60%
S&P North American Technology Sector Index(1)
Cumulative value of $10,000	$9,912	$12,075	$12,724
Average annual total return	-0.88%	+3.84%	+2.44%

Results for other classes can be found on page 3.

10	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

(1)

The S&P North American Technology Sector Index (the “NATS Index”), an unmanaged benchmark, is a modified capitalization-weighted index based on a universe of technology related stocks. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

12	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	920.50	1,017.85	6.93	7.28	1.44
Class B	1,000.00	1,000.00	916.70	1,014.04	10.57	11.11	2.20
Class C	1,000.00	1,000.00	917.00	1,014.14	10.48	11.01	2.18
Class I	1,000.00	1,000.00	922.90	1,020.51	4.39	4.61	0.91
Class R	1,000.00	1,000.00	919.30	1,016.65	8.08	8.49	1.68
Class R3	1,000.00	1,000.00	920.30	1,017.60	7.17	7.54	1.49
Class R4	1,000.00	1,000.00	921.60	1,018.85	5.97	6.28	1.24
Class R5	1,000.00	1,000.00	922.60	1,020.10	4.77	5.01	0.99
Class Z	1,000.00	1,000.00	921.90	1,019.50	5.35	5.62	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Seligman Communications and Information Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.9%

CONSUMER DISCRETIONARY 1.2%
Media 1.2%
Virgin Media, Inc.(a)	827,900	$17,700,502
Walt Disney Co. (The)(a)	679,400	25,477,500

Total		43,178,002
TOTAL CONSUMER DISCRETIONARY		43,178,002

HEALTH CARE 1.6%
Health Care Equipment & Supplies 1.1%
Sirona Dental Systems, Inc.(b)	404,600	17,818,584
Stryker Corp.	411,500	20,455,665

Total		38,274,249
Life Sciences Tools & Services 0.5%
Life Technologies Corp.(b)	395,800	15,400,578

TOTAL HEALTH CARE		53,674,827

INDUSTRIALS 0.7%
Electrical Equipment 0.7%
Nidec Corp.(c)	266,800	23,165,169

TOTAL INDUSTRIALS		23,165,169

INFORMATION TECHNOLOGY 96.3%
Communications Equipment 5.9%
Cisco Systems, Inc.	1,030,100	18,624,208
Flashpoint Technology, Inc.(d)(e)(f)	246,914	—
Juniper Networks, Inc.(b)	878,100	17,922,021
Nortel Networks Corp.(b)(c)	819	14
QUALCOMM, Inc.	3,057,284	167,233,435

Total		203,779,678
Computers & Peripherals 21.2%
Apple, Inc.(b)	548,000	221,940,000
Dell, Inc.(b)	5,119,700	74,901,211
Electronics for Imaging, Inc.(b)(g)	4,675,900	66,631,575
EMC Corp.(a)(b)	4,536,500	97,716,210
Hewlett-Packard Co.	1,016,200	26,177,312
NetApp, Inc.(a)(b)	4,198,700	152,286,849
Seagate Technology PLC(c)	2,457,600	40,304,640
Western Digital Corp.(b)	1,780,800	55,115,760

Total		735,073,557

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Electronic Equipment, Instruments & Components 2.8%
Avnet, Inc.(a)(b)	2,301,200	$71,544,308
Jabil Circuit, Inc.	1,304,500	25,646,470

Total		97,190,778
Internet Software & Services 0.6%
Akamai Technologies, Inc.(b)	128,900	4,160,892
eBay, Inc.(b)	578,800	17,555,004

Total		21,715,896
IT Services 7.5%
Amdocs Ltd.(b)(c)	5,179,786	147,779,294
VeriFone Systems, Inc.(b)	1,360,100	48,310,752
Visa, Inc., Class A(a)	620,900	63,039,977

Total		259,130,023
Office Electronics 2.3%
Xerox Corp.	10,126,000	80,602,960
Semiconductors & Semiconductor Equipment 17.8%
Advanced Micro Devices, Inc.(a)(b)	32,659,345	176,360,463
ASML Holding NV(c)	93,200	3,917,269
ASML Holding NV, NY Registered Shares, ADR(a)(c)	1,479,200	61,815,768
Broadcom Corp., Class A(b)	1,227,700	36,045,272
KLA-Tencor Corp.(a)	2,491,400	120,210,050
Marvell Technology Group Ltd.(b)(c)	1,847,883	25,593,180
Microsemi Corp.(b)	2,429,300	40,690,775
Novellus Systems, Inc.(a)(b)	3,081,400	127,231,006
Spansion, Inc., Class A(b)	1,636,323	13,548,754
Teradyne, Inc.(a)(b)	1,070,600	14,592,278

Total		620,004,815
Software 38.2%
BMC Software, Inc.(b)	4,882,056	160,033,796
Check Point Software Technologies Ltd.(a)(b)(c)	1,324,343	69,580,981
Citrix Systems, Inc.(b)	176,300	10,704,936
JDA Software Group, Inc.(b)(g)	2,357,700	76,365,903
Microsoft Corp.	6,100,900	158,379,364
Nuance Communications, Inc.(a)(b)	4,653,400	117,079,544

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Software (cont.)
Oracle Corp.	4,472,500	$114,719,625
Parametric Technology Corp.(a)(b)(g)	5,672,370	103,577,476
Quest Software, Inc.(b)	595,000	11,067,000
Red Hat, Inc.(b)	215,300	8,889,737
SAP AG, ADR(c)	308,400	16,329,780
Symantec Corp.(b)	11,777,000	184,310,050
Synopsys, Inc.(b)(g)	10,643,203	289,495,122
VMware, Inc., Class A(b)	82,300	6,846,537

Total		1,327,379,851
TOTAL INFORMATION TECHNOLOGY		3,344,877,558

UTILITIES 0.1%
Independent Power Producers & Energy Traders 0.1%
Miasole(e)(f)	805,620	2,615,042

TOTAL UTILITIES		2,615,042
Total Common Stocks (Cost: $3,370,696,577)		$3,467,510,598

Convertible Preferred Stocks 0.1%
INFORMATION TECHNOLOGY 0.1%
Computers & Peripherals 0.1%
Silver Peak Systems, Inc.(e)(f)	2,620,545	$2,070,231

TOTAL INFORMATION TECHNOLOGY		2,070,231

UTILITIES —%
Independent Power Producers & Energy Traders —%
Miasole(e)(f)	62,288	202,187

TOTAL UTILITIES		202,187
Total Convertible Preferred Stocks (Cost: $10,310,464)		$2,272,418

Warrants —%
UTILITIES —%
Independent Power Producers & Energy Traders —%
Miasole Promissory Note(d)(e)(f)	1	$—

TOTAL UTILITIES		—
Total Warrants (Cost: $21)		$—

	Shares	Value
Money Market Funds 0.4%

Columbia Short-Term Cash Fund, 0.141%(g)(h)	13,415,433	$13,415,433
Total Money Market Funds (Cost: $13,415,433)		$13,415,433

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 15.8%

Asset-Backed Commercial Paper 2.9%
Amsterdam Funding Corp.
01/09/12	0.320%	$4,998,445	$4,998,445
01/09/12	0.330%	4,998,488	4,998,488
Argento Variable Funding Company LLC
01/09/12	0.310%	4,998,924	4,998,924
01/13/12	0.310%	2,999,173	2,999,173
Atlantis One
02/01/12	0.370%	11,994,820	11,994,820
Cancara Asset Securitisation LLC
01/03/12	0.320%	9,996,889	9,996,889
Grampian Funding LLC
01/03/12	0.320%	4,998,444	4,998,444
Kells Funding, LLC
01/03/12	0.360%	4,998,200	4,998,200
01/03/12	0.380%	3,998,564	3,998,564
Rheingold Securitization
01/10/12	0.730%	9,994,120	9,994,120
01/25/12	0.751%	9,992,708	9,992,708
Royal Park Investments Funding Corp.
01/04/12	1.000%	14,997,083	14,997,083
01/05/12	1.000%	4,999,028	4,999,028
Thames Asset Global Securities
01/18/12	0.320%	2,999,200	2,999,200
Windmill Funding Corp.
01/04/12	0.320%	4,998,444	4,998,444

Total			101,962,530
Certificates of Deposit 7.2%
ABM AMRO Bank N.V.
01/06/12	0.700%	24,996,598	24,996,598
Bank of Nova Scotia
05/03/12	0.401%	12,000,000	12,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	4,996,003	4,996,003
Branch Banking & Trust Corporation
01/09/12	0.350%	30,000,000	30,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Credit Suisse
02/24/12	0.500%	$12,000,000	$12,000,000
03/08/12	0.540%	8,000,000	8,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	15,000,000	15,000,000
DnB NOR ASA
03/01/12	0.450%	8,000,000	8,000,000
03/15/12	0.520%	5,000,000	5,000,000
National Australia Bank
04/30/12	0.446%	7,000,000	7,000,000
National Bank of Canada
05/08/12	0.425%	10,000,000	10,000,000

Natixis
01/04/12	1.000%	15,000,000	15,000,000
Nordea Bank AB
01/13/12	0.350%	7,000,000	7,000,000
03/13/12	0.520%	7,000,000	7,000,000
Rabobank
01/20/12	0.331%	15,000,000	15,000,000
03/16/12	0.530%	4,993,311	4,993,311
Standard Chartered Bank PLC
03/30/12	0.625%	14,976,339	14,976,339
Svenska Handelsbanken
02/28/12	0.490%	5,000,000	5,000,000
03/01/12	0.460%	5,000,000	5,000,000
The Commonwealth Bank of Australia
02/08/12	0.340%	10,000,128	10,000,128
Union Bank of Switzerland
03/02/12	0.530%	15,000,000	15,000,000
03/15/12	0.560%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/12/12	0.320%	10,000,000	10,000,000

Total			250,962,379
Commercial Paper 1.1%
HSBC Bank PLC
04/13/12	0.481%	12,968,280	12,968,280
Macquarie Bank Ltd.
04/20/12	0.803%	5,975,733	5,975,733
Suncorp Metway Ltd.
02/02/12	0.500%	4,995,486	4,995,486
02/09/12	0.500%	4,995,556	4,995,556
Westpac Securities NZ Ltd.
03/02/12	0.441%	9,977,756	9,977,756

Total			38,912,811

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Other Short-Term Obligations 0.7%
Natixis Financial Products LLC
01/03/12	0.390%	$5,000,000	$5,000,000
The Goldman Sachs Group, Inc.

01/13/12	0.550%	4,000,000	4,000,000
01/17/12	1.154%	5,154,918	5,154,918
02/16/12	0.650%	10,000,000	10,000,000

Total			24,154,918
Repurchase Agreements 3.9%
Goldman Sachs & Co. dated 12/30/11, matures 01/03/12, repurchase price $10,000,311(i)
	0.160%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $15,000,167(i)
	0.100%	15,000,000	15,000,000
Natixis Financial Products, Inc.(i) dated 12/30/11, matures 01/03/12, repurchase price $10,000,056
	0.050%	10,000,000	10,000,000
repurchase price $25,000,139
	0.050%	25,000,000	25,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $25,000,278(i)
	0.100%	25,000,000	25,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $23,000,358(i)
	0.140%	23,000,000	23,000,000
UBS Securities LLC dated 12/30/11, matures 01/03/12, repurchase price $26,082,432(i)
	0.050%	26,082,287	26,082,287

Total			134,082,287
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $550,074,925)			$550,074,925
Total Investments
(Cost: $3,944,497,420)			$4,033,273,374
Other Assets & Liabilities, Net			(561,521,497)
Net Assets			$3,471,751,877

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $388,486,095 or 11.19% of net assets.

(d)	Negligible market value.

(e)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $4,887,460, representing 0.14% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Flashpoint Technology, Inc.	09/10/99	$1,000,844
Miasole	07/10/08	10,032,163
Silver Peaks Systems, Inc.	01/14/08	10,041,774
Miasole Convertible	9/10/10 - 10/7/10	268,690
Miasole Promissory Note	09/10/10	21

(f)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $4,887,460, which represents 0.14% of net assets.

(g)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$72,185,927	$1,353,145,711	$(1,411,916,205)	$—	$13,415,433	$173,501	$13,415,433
Electronics for Imaging, Inc.	114,865,748	—	(1,812,630)	(1,089,172)	111,963,946	—	66,631,575
JDA Software Group, Inc.	63,348,353	4,314,156	(15,849,090)	3,323,341	55,136,760	—	76,365,903
Parametric Technology Corp.*	88,934,674	27,462,102	(45,414,972)	16,872,753	87,854,557	—	103,577,476
Synopsys, Inc.	266,023,654	—	(2,624,399)	(164,952)	263,234,303	—	289,495,122
Total	$605,358,356	$1,384,921,969	$(1,477,617,296)	$18,941,970	$531,604,999	$173,501	$549,485,509

*	Issuer was not an affiliate for the entire year ended December 31, 2011.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(i)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$10,200,000
Total Market Value of Collateral Securities	10,200,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$ 9,937,619
Federal National Mortgage Association	136,761
Freddie Mac Gold Pool	3,481,660
Freddie Mac Non Gold Pool	1,137,659
Ginnie Mae I Pool	605,592
Ginnie Mae II Pool	709
Total Market Value of Collateral Securities	$15,300,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$ 4,853,790
Fannie Mae REMICS	10,992,117
Federal Home Loan Mortgage Corp	8,084,009
Federal National Mortgage Association	1,570,238
Total Market Value of Collateral Securities	$25,500,154

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$ 4,998,477
Federal National Mortgage Association	2,457,515
United States Treasury Note/Bond	2,744,090
Total Market Value of Collateral Securities	$10,200,082

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$12,628,918
Ginnie Mae I Pool	6,257,677
Ginnie Mae II Pool	6,613,405
Total Market Value of Collateral Securities	$25,500,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$ 5,964,851
Fannie Mae REMICS	2,174,881
Fannie Mae Whole Loan	7,188
Fannie Mae-Aces	26,394
Federal Farm Credit Bank	202,572
Federal Home Loan Banks	228,470
Federal Home Loan Mortgage Corp	181,912
Federal National Mortgage Association	377,416
Freddie Mac Gold Pool	2,562,579
Freddie Mac Non Gold Pool	768,571
Freddie Mac Reference REMIC	62
Freddie Mac REMICS	1,734,883
Ginnie Mae I Pool	2,984,486
Ginnie Mae II Pool	3,998,335
Government National Mortgage Association	981,252
United States Treasury Bill	36,941
United States Treasury Note/Bond	1,199,227
United States Treasury Strip Coupon	29,981
Total Market Value of Collateral Securities	$23,460,001

UBS Securities LLC (0.050%)

Security Description	Value
Ginnie Mae II Pool	$12,197,109
United States Treasury Note/Bond	14,406,824
Total Market Value of Collateral Securities	$26,603,933

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$43,178,002	$—	$—	$43,178,002
Health Care	53,674,827	—	—	53,674,827
Industrials	—	23,165,169	—	23,165,169
Information Technology	3,340,960,289	3,917,269	—	3,344,877,558
Utilities	—	—	2,615,042	2,615,042
Convertible Preferred Stocks
Information Technology	—	—	2,070,231	2,070,231
Utilities	—	—	202,187	202,187
Total Equity Securities	3,437,813,118	27,082,438	4,887,460	3,469,783,016
Other
Money Market Funds	13,415,433	—	—	13,415,433
Investments of Cash Collateral Received for Securities on Loan	—	550,074,925	—	550,074,925
Total	$3,451,228,551	$577,157,363	$4,887,460	$4,033,273,374

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and convertible preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the company within the respective company’s capital structure.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(b)

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$12	$—	$—	$12

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Convertible Preferred Stock	Total
Balance as of December 31, 2010	$3,486,723	$2,837,717	$6,324,440
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)*	(871,681)	(565,299)	(1,436,980)
Sales	—	—	—
Purchases	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2011	$2,615,042	$2,272,418	$4,887,460

*	Change in unrealized (depreciation) relating to securities held at December 31, 2011 was $(1,436,980).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,862,817,496)	$2,933,712,940
Affiliated issuers (identified cost $531,604,999)	549,485,509
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $415,992,638)	415,992,638
Repurchase agreements (identified cost $134,082,287)	134,082,287
Total investments (identified cost $3,944,497,420)	4,033,273,374
Receivable for:
Capital shares sold	1,791,580
Dividends	1,054,928
Interest	117,451
Prepaid expense	29,427
Total assets	4,036,266,760
Liabilities
Due upon return of securities on loan	550,074,925
Payable for:
Investments purchased	4,345,363
Capital shares purchased	6,672,365
Investment management fees	81,157
Distribution fees	37,937
Transfer agent fees	838,584
Administration fees	4,843
Plan administration fees	476
Other expenses	2,459,233
Total liabilities	564,514,883
Net assets applicable to outstanding capital stock	$3,471,751,877

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	23

Statement of Assets and Liabilities (continued)

December 31, 2011

Represented by
Paid-in capital	$3,286,839,374
Excess of distributions over net investment income	(137,093)
Accumulated net realized gain	96,273,642
Unrealized appreciation (depreciation) on:
Investments	88,775,954
Total — representing net assets applicable to outstanding capital stock	$3,471,751,877
*Value of securities on loan	$520,003,944
Net assets applicable to outstanding shares
Class A	$2,536,228,500
Class B	$54,282,440
Class C	$670,842,722
Class I	$6,209
Class R	$43,814,789
Class R3	$23,346
Class R4	$1,060,762
Class R5	$16,922,272
Class Z	$148,570,837
Shares outstanding
Class A	62,159,430
Class B	1,630,362
Class C	20,132,194
Class I	145
Class R	1,101,022
Class R3	584
Class R4	24,962
Class R5	395,647
Class Z	3,473,320
Net asset value per share
Class A(a)	$40.80
Class B	$33.29
Class C	$33.32
Class I	$42.82
Class R	$39.79
Class R3	$39.98
Class R4	$42.50
Class R5	$42.77
Class Z	$42.77

(a)	The maximum offering price per share for Class A is $43.29. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011

Net investment income
Income:
Dividends	$26,355,523
Dividends from affiliates	173,501
Income from securities lending — net	1,074,698
Foreign taxes withheld	(472,424)
Total income	27,131,298
Expenses:
Investment management fees	32,882,730
Distribution fees
Class A	7,201,633
Class B	712,226
Class C	7,456,504
Class R	241,668
Class R3	117
Transfer agent fees
Class A	4,887,841
Class B	121,443
Class C	1,257,949
Class R	82,020
Class R3	23
Class R4	441
Class R5	8,002
Class Z	161,010
Administration fees	1,924,770
Plan administration fees
Class R3	117
Class R4	2,689
Compensation of board members	75,730
Custodian fees	60,511
Printing and postage fees	369,900
Registration fees	124,014
Professional fees	121,449
Line of credit interest expense	1,269
Other	452,152
Total expenses	58,146,208
Expense reductions	(41,609)
Total net expenses	58,104,599
Net investment loss	(30,973,301)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	25

Statement of Operations (continued)

Year ended December 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$167,724,950
Investments — affiliated issuers	18,941,970
Foreign currency translations	378,600
Forward foreign currency exchange contracts	(310,299)
Increase from payment by affiliate ( Note 7)	468,984
Net realized gain	187,204,205
Net change in unrealized appreciation (depreciation) on:
Investments	(352,642,399)
Net change in unrealized depreciation	(352,642,399)
Net realized and unrealized loss	(165,438,194)
Net decrease in net assets from operations	$(196,411,495)

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31,	2011	2010
Operations
Net investment loss	$(30,973,301)	$(32,462,223)
Net realized gain	187,204,205	362,871,942
Net change in unrealized appreciation (depreciation)	(352,642,399)	195,130,629
Net increase (decrease) in net assets resulting from operations	(196,411,495)	525,540,348
Distributions to shareholders from:
Net realized gains
Class A	(105,097,645)	—
Class B	(2,736,222)	—
Class C	(33,725,376)	—
Class I	(254)	—
Class R	(1,858,800)	—
Class R3	(987)	—
Class R4	(42,703)	—
Class R5	(668,299)	—
Class Z	(5,870,301)	—
Total distributions to shareholders	(150,000,587)	—
Decrease in net assets from share transactions	(224,444,190)	(165,455,770)
Proceeds from regulatory settlements (Note 6)	—	757,126
Total increase (decrease) in net assets	(570,856,272)	360,841,704
Net assets at beginning of year	4,042,608,149	3,681,766,445
Net assets at end of year	$3,471,751,877	$4,042,608,149
Excess of distributions over net investment income	$(137,093)	$(104,314)

Year ended December 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	8,341,796	378,834,855	10,714,083	424,752,312
Distributions reinvested	2,214,111	90,955,662	—	—
Redemptions	(16,979,946)	(758,929,521)	(14,038,919)	(550,381,508)
Net decrease	(6,424,039)	(289,139,004)	(3,324,836)	(125,629,196)
Class B shares
Subscriptions	42,934	1,577,472	200,962	6,537,769
Distributions reinvested	61,945	2,077,003	—	—
Redemptions(a)	(790,147)	(29,035,791)	(1,174,355)	(38,216,090)
Net decrease	(685,268)	(25,381,316)	(973,393)	(31,678,321)

(a)	Includes conversion of Class B shares to Class A shares. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	27

Statement of Changes in Net Assets (continued)

Year ended December 31,	2011		2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class C shares
Subscriptions	2,060,413	76,947,943	2,457,500	81,336,688
Distributions reinvested	779,158	26,148,537	—	—
Redemptions	(3,391,920)	(123,631,420)	(3,191,183)	(104,894,885)
Net decrease	(552,349)	(20,534,940)	(733,683)	(23,558,197)
Class I shares
Subscriptions	5,103	246,913	367,545	15,361,697
Redemptions	(1,197,236)	(59,746,846)	(155,955)	(6,874,997)
Net increase (decrease)	(1,192,133)	(59,499,933)	211,590	8,486,700
Class R shares
Subscriptions	502,956	22,092,453	500,547	19,456,130
Distributions reinvested	33,521	1,343,176	—	—
Redemptions	(522,310)	(22,773,502)	(385,493)	(14,821,311)
Net increase	14,167	662,127	115,054	4,634,819
Class R3 shares
Subscriptions	142	6,059	2,377	89,462
Distributions reinvested	18	720	—	—
Redemptions	(1,771)	(79,636)	(613)	(23,177)
Net increase (decrease)	(1,611)	(72,857)	1,764	66,285
Class R4 shares
Subscriptions	27,943	1,358,189	11,382	511,179
Distributions reinvested	992	42,449	—	—
Redemptions	(14,889)	(697,571)	(654)	(28,017)
Net increase	14,046	703,067	10,728	483,162
Class R5 shares
Subscriptions	173,461	8,344,340	184,115	7,625,694
Distributions reinvested	7,853	338,146	—	—
Redemptions	(180,863)	(8,137,987)	(157,685)	(6,539,837)
Net increase	451	544,499	26,430	1,085,857
Class Z shares
Subscriptions	4,336,605	207,542,815	14,660	657,074
Distributions reinvested	56,341	2,426,625	—	—
Redemptions	(934,202)	(41,695,273)	(84)	(3,953)
Net increase	3,458,744	168,274,167	14,576	653,121
Total net decrease	(5,367,992)	(224,444,190)	(4,651,770)	(165,455,770)

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$44.71		$38.78		$24.25		$38.20	$33.24
Income from investment operations:
Net investment loss	(0.29)		(0.29)		(0.37)		(0.36)	(0.32)
Net realized and unrealized gain (loss)	(1.88)		6.20		14.81		(13.59)	5.28
Increase from payments by affiliate	0.01		0.01		—		—	—
Total from investment operations	(2.16)		5.92		14.44		(13.95)	4.96
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—		—	—
Total distributions to shareholders	(1.75)		—		—		—	—
Proceeds from regulatory settlement	—		0.01		0.09		—	—
Net asset value, end of period	$40.80		$44.71		$38.78		$24.25	$38.20
Total return	(4.86%	)(a)	15.29%	(a)(b)	59.92%	(b)	(36.52% )	14.92%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.35%	(d)	1.36%		1.61%		1.52%	1.46%
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.35%	(d)(e)(f)	1.36%		1.61%		1.52%	1.46%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.35%		1.36%		1.61%		1.52%	1.46%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.35%	(e)(f)	1.36%		1.61%		1.52%	1.46%
Net investment loss	(0.65%	)(f)	(0.72%	)	(1.18%	)	(1.12% )	(0.89%	)
Supplemental data
Net assets, end of period (in thousands)	$2,536,229		$3,066,071		$2,788,834		$1,642,388	$2,907,051
Portfolio turnover	66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(b)

During the years ended December 31, 2010 and 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.02% and 0.36%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$37.09		$32.42		$20.43		$32.42	$28.42
Income from investment operations:
Net investment loss	(0.52)		(0.49)		(0.51)		(0.52)	(0.50)
Net realized and unrealized gain (loss)	(1.53)		5.14		12.42		(11.47)	4.50
Increase from payments by affiliate	0.00	(a)	0.01		—		—	—
Total from investment operations	(2.05)		4.66		11.91		(11.99)	4.00
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—		—	—
Total distributions to shareholders	(1.75)		—		—		—	—
Proceeds from regulatory settlement	—		0.01		0.08		—	—
Net asset value, end of period	$33.29		$37.09		$32.42		$20.43	$32.42
Total return	(5.57%	)(b)	14.40%	(b)(c)	58.69%	(c)	(36.98% )	14.07%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%	(e)	2.11%		2.39%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (including interest expense)	2.10%	(e)(f)(g)	2.11%		2.39%		2.27%	2.21%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%		2.11%		2.39%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	2.10%	(f)(g)	2.11%		2.39%		2.27%	2.21%
Net investment loss	(1.40%	)(g)	(1.48%	)	(1.97%	)	(1.87% )	(1.64%	)
Supplemental data
Net assets, end of period (in thousands)	$54,282		$85,897		$106,646		$94,086	$269,316
Portfolio turnover	66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(c)

During the years ended December 31, 2010 and 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.02% and 0.36%, respectively.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$37.12		$32.44		$20.44		$32.43	$28.44
Income from investment operations:
Net investment loss	(0.51)		(0.49)		(0.51)		(0.50)	(0.50)
Net realized and unrealized gain (loss)	(1.54)		5.15		12.43		(11.49)	4.49
Increase from payments by affiliate	0.00	(a)	0.01		—		—	—
Total from investment operations	(2.05)		4.67		11.92		(11.99)	3.99
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—		—	—
Total distributions to shareholders	(1.75)		—		—		—	—
Proceeds from regulatory settlement	—		0.01		0.08		—	—
Net asset value, end of period	$33.32		$37.12		$32.44		$20.44	$32.43
Total return	(5.56%	)(b)	14.43%	(b)(c)	58.71%	(c)	(36.97% )	14.03%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%	(e)	2.11%		2.36%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (including interest expense)	2.10%	(e)(f)(g)	2.11%		2.36%		2.27%	2.21%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%		2.11%		2.36%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	2.10%	(f)(g)	2.11%		2.36%		2.27%	2.21%
Net investment loss	(1.40%	)(g)	(1.48%	)	(1.94%	)	(1.87% )	(1.64%	)
Supplemental data
Net assets, end of period (in thousands)	$670,843		$767,800		$694,889		$447,159	$268,391
Portfolio turnover	66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(c)

During the years ended December 31, 2010 and 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.02% and 0.36%, respectively.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Dec. 31,
	2011		2010		2009(a)
Class I
Per share data
Net asset value, beginning of period	$46.62		$40.29		$34.44
Income from investment operations:
Net investment loss	(0.20)		(0.13)		(0.08)
Net realized and unrealized gain (loss)	(1.86)		6.44		5.93
Increase from payments by affiliate	0.01		0.01		—
Total from investment operations	(2.05)		6.32		5.85
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—
Total distributions to shareholders	(1.75)		—		—
Proceeds from regulatory settlement	—		0.01		—
Net asset value, end of period	$42.82		$46.62		$40.29
Total return	(4.43%	)(b)	15.71%	(b)(c)	16.99%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.90%	(e)	0.96%		1.00%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)	0.90%	(e)(g)	0.96%		1.00%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.90%		0.96%		1.00%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	0.90%	(g)	0.96%		1.00%	(f)
Net investment loss	(0.41%	)	(0.31%	)	(0.50%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$6		$55,590		$39,507
Portfolio turnover	66%		105%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(b)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.
(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class R
Per share data
Net asset value, beginning of period	$43.75		$38.09		$23.89		$37.73	$32.92
Income from investment operations:
Net investment loss	(0.39)		(0.41)		(0.46)		(0.43)	(0.41)
Net realized and unrealized gain (loss)	(1.83)		6.05		14.57		(13.41)	5.22
Increase from payments by affiliate	0.01		0.01		—		—	—
Total from investment operations	(2.21)		5.65		14.11		(13.84)	4.81
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—		—	—
Total distributions to shareholders	(1.75)		—		—		—	—
Proceeds from regulatory settlement	—		0.01		0.09		—	—
Net asset value, end of period	$39.79		$43.75		$38.09		$23.89	$37.73
Total return	(5.08%	)(a)	14.86%	(a)(b)	59.44%	(b)	(36.68% )	14.61%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.60%	(d)	1.70%		1.93%		1.77%	1.71%
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.60%	(d)(e)(f)	1.70%		1.93%		1.77%	1.71%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.60%		1.70%		1.93%		1.77%	1.71%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.60%	(e)(f)	1.70%		1.93%		1.77%	1.71%
Net investment loss	(0.90%	)(f)	(1.06%	)	(1.50%	)	(1.37% )	(1.14%	)
Supplemental data
Net assets, end of period (in thousands)	$43,815		$47,554		$37,012		$19,695	$25,142
Portfolio turnover	66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(b)

During the years ended December 31, 2010 and 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.02% and 0.36%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Dec. 31,
	2011		2010		2009(a)
Class R3
Per share data
Net asset value, beginning of period	$43.89		$38.13		$32.67
Income from investment operations:
Net investment loss	(0.38)		(0.35)		(0.16)
Net realized and unrealized gain (loss)	(1.79)		6.09		5.62
Increase from payments by affiliate	0.01		0.01		—
Total from investment operations	(2.16)		5.75		5.46
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—
Total distributions to shareholders	(1.75)		—		—
Proceeds from regulatory settlement	—		0.01		—
Net asset value, end of period	$39.98		$43.89		$38.13
Total return	(4.95%	)(b)	15.11%	(b)(c)	16.71%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.47%	(e)	1.51%		1.54%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.47%	(e)(g)	1.51%		1.54%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.47%		1.51%		1.54%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.47%	(g)	1.51%		1.54%	(f)
Net investment loss	(0.85%	)	(0.90%	)	(1.08%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$23		$96		$16
Portfolio turnover	66%		105%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(b)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.
(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

	Year ended Dec. 31,
	2011		2010		2009(a)
Class R4
Per share data
Net asset value, beginning of period	$46.42		$40.24		$34.44
Income from investment operations:
Net investment loss	(0.25)		(0.24)		(0.12)
Net realized and unrealized gain (loss)	(1.93)		6.40		5.92
Increase from payments by affiliate	0.01		0.01		—
Total from investment operations	(2.17)		6.17		5.80
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—
Total distributions to shareholders	(1.75)		—		—
Proceeds from regulatory settlement	—		0.01		—
Net asset value, end of period	$42.50		$46.42		$40.24
Total return	(4.71%	)(b)	15.36%	(b)(c)	16.84%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.23%	(e)	1.26%		1.28%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.23%	(e)(g)	1.26%		1.28%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.23%		1.26%		1.28%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.23%	(g)	1.26%		1.28%	(f)
Net investment loss	(0.54%	)	(0.58%	)	(0.76%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,061		$507		$8
Portfolio turnover	66%		105%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(b)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.
(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class R5
Per share data
Net asset value, beginning of period	$46.60		$40.28		$25.08		$39.32	$34.07
Income from investment operations:
Net investment loss	(0.12)		(0.15)		(0.27)		(0.21)	(0.17)
Net realized and unrealized gain (loss)	(1.97)		6.45		15.38		(14.03)	5.42
Increase from payments by affiliate	0.01		0.01		—		—	—
Total from investment operations	(2.08)		6.31		15.11		(14.24)	5.25
Less distributions to shareholders from:
Net realized gains	(1.75)		—		—		—	—
Total distributions to shareholders	(1.75)		—		—		—	—
Proceeds from regulatory settlement	—		0.01		0.09		—	—
Net asset value, end of period	$42.77		$46.60		$40.28		$25.08	$39.32
Total return	(4.49%	)(a)	15.69%	(a)(b)	60.60%	(b)	(36.22% )	15.41%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97%	(d)	1.00%		1.27%		1.04%	1.01%
Net expenses after fees waived or expenses reimbursed (including interest expense)	0.97%	(d)(e)	1.00%		1.27%		1.04%	1.01%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%		1.00%		1.27%		1.04%	1.01%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	0.97%	(e)	1.00%		1.27%		1.04%	1.01%
Net investment loss	(0.27%	)	(0.37%	)	(0.87%	)	(0.64% )	(0.44%	)
Supplemental data
Net assets, end of period (in thousands)	$16,922		$18,414		$14,853		$20,164	$33,473
Portfolio turnover	66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(b)

During the years ended December 31, 2010 and 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.02% and 0.36% respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

	Year ended Dec. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$46.62		$41.62
Income from investment operations:
Net investment loss	(0.15)		(0.06)
Net realized and unrealized gain (loss)	(1.96)		5.05
Increase from payments by affiliate	0.01		0.01
Total from investment operations	(2.10)		5.00
Less distributions to shareholders from:
Net realized gains	(1.75)		—
Total distributions to shareholders	(1.75)		—
Net asset value, end of period	$42.77		$46.62
Total return	(4.53%	)(b)	12.01%	(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.09%	(d)	1.13%	(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.09%	(d)(f)(g)	1.13%	(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.09%		1.13%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.09%	(f)(g)	1.13%	(e)
Net investment loss	(0.33%	)(g)	(0.50%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$148,571		$679
Portfolio turnover	66%		105%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(b)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements

December 31, 2011

Note	1. Organization

Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of Columbia Seligman Communications and Information Fund, Inc., a Maryland corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

38	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the

40	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of realized gain (loss) on derivatives
Risk exposure category	Forward foreign currency exchange contracts
Foreign exchange contracts	$(310,299)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts
Foreign exchange contracts	$—

42	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts opened
Forward Foreign Currency Exchange Contracts	51

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis,

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued

44	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective management fee rate for the year ended December 31, 2011 was 0.85% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.05% of the Fund's average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $19,266.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

46	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

For the year ended December 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.17
Class R3	0.05
Class R4	0.04
Class R5	0.04
Class Z	0.15

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $3,189,782. The liability remaining at December 31, 2011 for non-recurring charges associated with the lease amounted to $2,115,198 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $41,609.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $35,000 and $20,468,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,436,831 for Class A, $101,920 for Class B and $41,275 for Class C shares for the year ended December 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/ or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.54%
Class B	2.29
Class C	2.29
Class I	1.17
Class R	1.79
Class R3	1.72
Class R4	1.47
Class R5	1.22
Class Z	1.29

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary

48	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Prior to March 1, 2011, the Fund did not have a contractual waiver.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to passive foreign investment company (PFIC) holdings, post-October losses, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$30,940,522
Accumulated net realized gain	(41,940,522)
Paid-in capital	11,000,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2011	2010
Ordinary income	$—	$—
Long-term capital gains	150,000,587	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the cost of investments for federal income tax purposes was $3,964,636,572 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$398,567,309
Unrealized depreciation	(329,930,507)
Net unrealized appreciation	$68,636,802

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,498,129
Undistributed accumulated long-term gain	108,739,027
Accumulated realized loss	(3,837,539)
Unrealized appreciation	68,512,886

Under current tax rules, certain late-year ordinary and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2011, late year ordinary losses of $13,177 and post-October losses of $3,824,362 attributed to security transactions were deferred to January 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,527,356,119 and $2,864,105,174, respectively, for the year ended December 31, 2011.

Note	6. Regulatory Settlements

During the year ended December 31, 2010, the Fund received $757,126 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital in the Statement of Changes in Net Assets.

Note	7. Payments by Affiliates

During the year ended December 31, 2011, the Investment Manager reimbursed the fund $468,984 for a loss on a trading error.

50	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Note	8. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $520,003,944 were on loan, secured by cash collateral of $550,074,925 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	9. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	10. Shareholder Concentration

At December 31, 2011 one unaffiliated shareholder account owned 14.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended December 31, 2011, the average daily loan balance outstanding on days when borrowing existed was $7,875,000 at a weighted average interest rate of 1.45%.

Note	12. Concentration Risk

The Fund concentrates its investments in companies in the communications, information and related industries. The market prices of these stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. Therefore, the Fund’s net asset value may fluctuate more than a fund that invests in a

52	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

wider range of industries. The rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Note	13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

54	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Columbia Seligman Communications and Information Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Communications and Information Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	55

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Seligman Communications and Information Fund of the Columbia Funds Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

56	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended December 31, 2011

Capital gain distribution – the Fund designates $150,000,587 to be taxed as long-term capital gain.

The Fund also designates $11,000,000 as distributions of long-term gains from earnings and profits distributed to shareholders on the redemption of shares, or the amount necessary to fully distribute such capital gains.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	57

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

58	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 — May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

60	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

62	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

64	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2011 ANNUAL REPORT	65

Columbia Seligman Communications and Information Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9907 D (2/12)

Annual Report

Columbia Select Value Funds

Columbia Select Large-Cap Value Fund

Columbia Select Smaller-Cap Value Fund

Annual Report for the Period Ended December 31, 2011

Each Fund seeks to provide shareholders with long-term capital appreciation.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

See the Funds’ prospectus for risks associated with investing in the Funds.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	1

Your Fund at a Glance

Columbia Select Large-Cap Value Fund

FUND SUMMARY

>	Columbia Select Large-Cap Value Fund (the Fund) Class A shares decreased 1.01% (excluding sales charge) for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell 1000® Value Index, which rose 0.39% during the same 12-month period.

>	The Fund also underperformed the Standard & Poor’s 500 Index (S&P 500 Index), which increased 2.11% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)

	1 year	5 years	10 years
Columbia Select Large-Cap Value Fund Class A (excluding sales charge)	-1.01%	+0.54%	+3.36%
Russell 1000 Value Index (unmanaged)	+0.39%	-2.64%	+3.89%
S&P 500 Index (unmanaged)	+2.11%	-0.25%	+2.92%

(See “The Fund’s Long-term Performance” for a description of the indices)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS

at December 31, 2011

Without sales charge	1 year	5 years	10 years
Class A (inception 4/25/97)	-1.01%	+0.54%	+3.36%
Class B (inception 4/25/97)	-1.72%	-0.21%	+2.60%
Class C (inception 5/27/99)	-1.80%	-0.20%	+2.60%
Class I* (inception 8/3/09)	-0.59%	+0.75%	+3.47%
Class R* (inception 4/30/03)	-1.23%	+0.25%	+3.11%
Class R4* (inception 8/3/09)	-0.90%	+0.62%	+3.41%
Class R5 (inception 11/30/01)	-0.62%	+1.03%	+3.92%
Class W* (inception 9/27/10)	-0.95%	-0.15%	+2.53%
Class Z* (inception 9/27/10)	-0.68%	+0.62%	+3.41%

With sales charge
Class A (inception 4/25/97)	-6.72%	-0.64%	+2.76%
Class B (inception 4/25/97)	-6.51%	-0.60%	+2.60%
Class C (inception 5/27/99)	-2.75%	-0.20%	+2.60%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

Columbia Select Large-Cap Value Fund

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Your Fund at a Glance

Columbia Select Smaller-Cap Value Fund

FUND SUMMARY

>	Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares decreased 9.42% (excluding sales charge) for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell 2000® Value Index, which fell 5.50% during the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)

	1 year	5 years	10 years
Columbia Select Smaller-Cap Value Fund Class A (excluding sales charge)	-9.42%	-0.41%	+5.50%
Russell 2000 Value Index (unmanaged)	-5.50%	-1.87%	+6.40%

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	5

Your Fund at a Glance (continued)

Columbia Select Smaller-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS

at December 31, 2011

Without sales charge	1 year	5 years	10 years
Class A (inception 4/25/97)	-9.42%	-0.41%	+5.50%
Class B (inception 4/25/97)	-10.15%	-1.17%	+4.70%
Class C (inception 5/27/99)	-10.13%	-1.14%	+4.71%
Class I* (inception 8/3/09)	-9.01%	-0.18%	+5.63%
Class R* (inception 4/30/03)	-9.69%	-0.71%	+5.22%
Class R4* (inception 8/3/09)	-9.23%	-0.32%	+5.55%
Class R5 (inception 11/30/01)	-9.02%	+0.13%	+6.10%
Class Z* (inception 9/27/10)	-9.19%	-0.35%	+5.54%

With sales charge
Class A (inception 4/25/97)	-14.60%	-1.59%	+4.88%
Class B (inception 4/25/97)	-14.36%	-1.48%	+4.70%
Class C (inception 5/27/99)	-10.97%	-1.14%	+4.71%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

6	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	7

Manager Commentary

Columbia Select Large-Cap Value Fund

Dear Shareholders,

Columbia Select Large-Cap Value Fund (the Fund) Class A shares returned -1.01% for the 12-month period ended December 31, 2011. The Fund underperformed its benchmark, the Russell 1000® Value Index (Russell Index), which advanced 0.39% during the same 12 months. The broader equity market, as measured by the Standard & Poor’s 500 Index (S&P 500 Index), returned 2.11% during the same period.

Significant performance factors

During the past year has been a frustrating one as a confluence of worldwide events created a perilous environment for stocks. Bad news included the European debt crisis, the Japanese earthquake, tsunami and nuclear disaster, energy prices, Middle East unrest and the U.S. federal debt situation. The good news for investors in 2011 was that large-cap U.S. equities were quite resilient in the face of such dark clouds. In fact, U.S. large-cap stocks weathered the year far better than international and emerging market equities.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	9.0%
Consumer Staples	14.8
Energy	17.0
Financials	25.1
Health Care	9.0
Industrials	11.1
Information Technology	3.0
Materials	5.8
Utilities	5.2
Other(2)	0.0	*
*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

8	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

This past year, companies held in the Fund grew their earnings by about 16%, on average. This tells us that, from an execution perspective, company management generally did its job well. However, we believe investor attention was on external global events and concerns about economic growth. The resulting caution, we believe, led investors to prefer utilities and other companies paying high dividends. Though we believe investors will ultimately recognize the quality of the companies held by the Fund, 2011 was not the time.

Based on our bottom-up stock selection decisions, the Fund owned a small weighting in utility stocks and had a larger weighting in banking stocks (within the financials sector), as compared to the Russell Index. Unfortunately, the banking industry was one of the worst performing groups for the year while the utilities sector was among the best. Although these weightings created a significant headwind for the Fund, a number of other positions performed well, mitigating the negative effect.

The Fund’s positioning in the consumer staples, energy and health care sectors had positive effects on relative performance. In the consumer staples sector, Philip Morris International was a notable strong performer, as was General Mills. In the health care sector, the Fund’s holdings outperformed the corresponding sector of the Russell Index. Insurer and health care company Humana was a leading contributor, delivering a large double-digit

TOP TEN HOLDINGS(1) (at December 31, 2011)
AES Corp. (The)	5.2%
Wells Fargo & Co.	4.8
Tyson Foods, Inc., Class A	4.5
JPMorgan Chase & Co.	4.2
Humana, Inc.	3.7
Unum Group	3.5
Valero Energy Corp.	3.4
Bristol-Myers Squibb Co.	3.3
Marathon Oil Corp.	3.2
Williams Companies, Inc. (The)	3.2
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

gain for the year. Pharmaceutical stocks also performed well for the Fund, with Bristol-Myers Squib another important contributor. In the energy sector, oil stocks Marathon Oil, The Williams Companies and Chevron performed quite well for the Fund.

The Fund’s financial stocks were a notable drag on performance for the year. Stocks like MetLife, JP Morgan Chase & Co., Morgan Stanley and Bank of America all declined sharply this past year. We have reason to believe that the environment for banks — and their performance — will improve in 2012. In our opinion, in the banking sector, capital levels and balance sheets are as strong as they’ve ever been and earnings have been good. We believe the group’s earnings growth should outpace other sectors in 2012. We think it’s likely that many banks will return a significant portion of those earnings — perhaps as much as 50% or more — to investors in the form of dividend payouts and stock buybacks. Should that occur, it would be great support for stock prices.

Furthermore, we think demand for bank stocks will increase next year. Regulations, which many decry as a hindrance, may actually make them more appealing to people who want a clean investment. Additionally, mutual funds that follow a value strategy typically allocate significant amounts to financial stocks, but many are currently underweight compared to value indexes and may scramble to rebuild their positions.

One other notable detractor for the year was Juniper Networks in the technology sector. This stock was a leading contributor to Fund performance in 2010, but this year it suffered from low capital spending by telephone companies throughout the world. Juniper manufactures routers for telecommunication companies and has some very exciting products on the horizon. We think the company’s performance should rebound if there’s an upswing in spending by telecommunications providers.

Changes to the Fund’s portfolio

Very low turnover is a hallmark of this Fund. We pride ourselves on being long-term investors and not being swayed by short-term market sentiment. The volatility of the past year was a test of our discipline as many of the Fund’s holdings were out of favor with investors. Nevertheless, we maintained those positions because we have confidence in their long-term potential. Over the course of the year, we sold two holdings (one each from the financials and consumer discretionary sectors) and purchased two new

10	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

holdings in the same sectors. We also acquired one new energy position via a spin-off from an existing holding.

These transactions had little effect on the Fund’s overall sector positioning. At the end of the fiscal year, the Fund’s weightings in the consumer staples, energy and materials sectors were larger than those of the Russell Index, while its weightings in technology and telecommunications were smaller. The financials weighting was underweight that of the Russell Index, but within the sector, the Fund had a greater concentration of bank stocks.

Neil Eigen	Richard Rosen
Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	11

Manager Commentary

Columbia Select Smaller-Cap Value Fund

Dear Shareholders,

Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares declined 9.42% (excluding sales charge) for the 12-month period ended December 31, 2011. The Fund underperformed its benchmark, the Russell 2000® Value Index (Russell Index), which declined 5.50% during the same period.

Significant performance factors

The past year has been a frustrating one as a confluence of worldwide events created a perilous environment for stocks. Bad news included the European debt crisis, the Japanese earthquake, tsunami and nuclear disaster, energy prices, Middle East unrest and the U.S. federal debt situation. In our view, U.S. small-cap stocks were negatively affected by investors’ preference for stocks perceived as “safer” alternatives. Still, the U.S. small-cap universe weathered the year far better than international and emerging market equities.

During the fiscal year, companies held in the Fund grew their earnings. This tells us that, from an execution perspective, company management generally did its job well. However, we believe investors, who were focused on global events, tended to ignore individual company results and

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	15.3%
Consumer Staples	7.9
Energy	6.5
Financials	12.8
Health Care	11.8
Industrials	29.5
Information Technology	12.3
Materials	3.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

12	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

migrated to defensive investments such as utilities and other companies paying high dividends. Though we believe investors will ultimately recognize the quality of the companies held by the Fund, 2011 was not the time.

Based on our bottom-up stock selection decisions, the Fund didn’t own any utility stocks. Unfortunately, the utilities sector was among the best performing groups within the Russell Index. Also, based on stock selection, the Fund had a significantly smaller weighting in the financials sector than the Russell Index. Within the financials position, the Fund had a greater allocation to insurance stocks and a smaller bank weighting, as compared to the Russell Index. This was disadvantageous since insurance stocks underperformed banks during the period. Though positioning in the utilities and financials sectors created a significant headwind for the Fund, other areas performed well, mitigating the negative effect.

The Fund’s health care holdings outperformed the health care stocks in the Russell Index, adding to relative return. Medicaid provider WellCare Health Plans and specialty pharmaceutical firm Salix Pharmaceuticals were notable contributors.

Other top contributors for the year were spread across several sectors, including Herbalife and Smithfield Foods in the consumer staples sector

TOP TEN HOLDINGS(1) (at December 31, 2011)
Thomas & Betts Corp.	3.9%
WellCare Health Plans, Inc.	3.8
Cypress Semiconductor Corp.	3.5
ON Semiconductor Corp.	3.4
Texas Roadhouse, Inc.	3.3
Superior Energy Services, Inc.	3.2
Belden, Inc.	3.1
Smithfield Foods, Inc.	3.1
United Continental Holdings, Inc.	3.0
Waste Connections, Inc.	3.0
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	13

Manager Commentary (continued)

and Varian Semiconductor and Lawson Software in the technology sector. During the year, Varian Semiconductor and Lawson Software were acquired by Applied Materials and GGC Software Holdings, respectively, at premiums to their then-current share prices. The stocks delivered attractive returns to the Fund, largely due to the acquisitions.

The most significant detractors also came from a mix of sectors, including Sotheby’s auction house in the consumer discretionary sector, Exterran Holdings and Superior Energy Services in the energy sector, insurance company Lincoln National in financial services and Quest Software and ON Semiconductor in the technology group.

Sotheby’s had a very good year from an execution standpoint, but as the auction season slowed toward the end of the year, the stock weakened. We think Sotheby’s is one of the great, irreplaceable franchises in the world and believe that it could very well be one of the Fund’s better performing stocks in the future. Because we believe in that long-term potential, we are willing to stick with the stock through a difficult period like this past year.

The energy companies in the portfolio are each related in some way to capital spending on new wells and maintenance of existing wells. This was not a good year for these types of companies, including Exterran Holdings and Superior Energy Services. We have confidence in these businesses, we think the franchises are good and we believe that ultimately the Fund will be rewarded for owning these stocks.

Lincoln National is one of the insurance companies that we prefer over regional banks. Though the Fund was not rewarded this year, we still see potential in these stocks, whose valuations are extremely attractive to us.

On the technology side, we think ON Semiconductor has done a great job of execution, but was affected by natural disasters. The company made a major acquisition in Japan prior to the earthquake and another one in Thailand, which then suffered from flooding. Earnings were hurt, but we still believe in the company’s fundamentals and its management. Quest Software is a high margin software company whose stock performed very well in 2010, so when the company missed its earnings expectations one quarter in 2011, it gave back some of the strong performance from the prior year.

14	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Changes to the Fund’s portfolio

Very low turnover is a hallmark of this Fund. We pride ourselves on being long-term investors and not being swayed by short-term market sentiment. The volatility of the past year was a test of our discipline as many of the Fund’s holdings were out of favor with investors. Nevertheless, we maintained most positions because we have confidence in their long-term potential.

Over the course of the year, we added a few new positions across a variety of sectors, including energy, health care and consumer staples. These stocks replaced others that were either acquired by another company or because the reason we owned the stocks was no longer valid. These transactions had little effect on the Fund’s overall sector positioning. At the end of the fiscal year, the Fund’s weightings in the industrials and consumer staples sectors were significantly larger than those of the Russell Index, as was the health care weighting, particularly specialty pharmaceutical firms. The Fund had no utilities holdings and its financials weighting was significantly smaller than that of the Russell Index. The financials weighting is likely to remain smaller because we do not have a positive view of small-cap regional banks, a significant component of the Russell Index sector.

Neil Eigen	Richard Rosen
Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	15

The Fund’s Long-term Performance

Columbia Select Large-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Select Large-Cap Value Fund Class A shares (from 1/1/02 to 12/31/11) as compared to the performance of the Russell 1000® Value Index and the S&P 500 Index. In comparing the Fund’s Class A shares to the indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at December 31, 2011
	1 year	5 years	10 years
Columbia Select Large-Cap Value Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,328	$9,682	$13,124
Average annual total return	-6.72%	-0.64%	+2.76%
Russell 1000 Value Index(1)
Cumulative value of $10,000	$10,039	$8,750	$14,652
Average annual total return	+0.39%	-2.64%	+3.89%
S&P 500 Index(2)
Cumulative value of $10,000	$10,211	$9,876	$13,335
Average annual total return	+2.11%	-0.25%	+2.92%

Results for other classes can be found on page 3.

16	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

(1)

The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(2)

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	17

The Fund’s Long-term Performance

Columbia Select Smaller-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Select Smaller-Cap Value Fund Class A shares (from 1/1/02 to 12/31/11) as compared to the performance of the Russell 2000® Value Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at December 31, 2011
	1 year	5 years	10 years
Columbia Select Smaller-Cap Value Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,540	$9,230	$16,101
Average annual total return	-14.60%	-1.59%	+4.88%
Russell 2000 Value Index(1)
Cumulative value of $10,000	$9,450	$9,097	$18,598
Average annual total return	-5.50%	-1.87%	+6.40%

Results for other classes can be found on page 6.

18	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

(1)

The Russell 2000® Value Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	19

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

20	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	927.50	1,018.30	6.52	6.83	1.35
Class B	1,000.00	1,000.00	923.90	1,014.39	10.27	10.76	2.13
Class C	1,000.00	1,000.00	923.90	1,014.54	10.13	10.61	2.10
Class I	1,000.00	1,000.00	929.90	1,020.96	3.97	4.15	0.82
Class R	1,000.00	1,000.00	926.60	1,017.10	7.68	8.04	1.59
Class R4	1,000.00	1,000.00	928.70	1,019.20	5.66	5.92	1.17
Class R5	1,000.00	1,000.00	929.70	1,020.66	4.26	4.46	0.88
Class W	1,000.00	1,000.00	927.90	1,018.65	6.19	6.48	1.28
Class Z	1,000.00	1,000.00	929.10	1,019.90	4.98	5.22	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	21

Fund Expense Example (continued)

Columbia Select Smaller-Cap Value Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	867.80	1,017.60	6.98	7.54	1.49
Class B	1,000.00	1,000.00	864.10	1,013.74	10.56	11.41	2.26
Class C	1,000.00	1,000.00	864.90	1,013.84	10.47	11.31	2.24
Class I	1,000.00	1,000.00	870.00	1,020.46	4.31	4.66	0.92
Class R	1,000.00	1,000.00	866.50	1,016.34	8.14	8.80	1.74
Class R4	1,000.00	1,000.00	869.20	1,019.05	5.62	6.07	1.20
Class R5	1,000.00	1,000.00	870.40	1,020.26	4.50	4.86	0.96
Class Z	1,000.00	1,000.00	869.20	1,019.05	5.62	6.07	1.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding certain fees and expenses) will not exceed 1.39% for Class A, 2.14% for Class B, 2.14% for Class C, 0.94% for Class I, 1.64% for Class R, 1.24% for Class R4, 0.99% for Class R5 and 1.14% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change becomes effective March 1, 2012. If this change had been in place for the entire six month period ended December 31, 2011, the actual expenses paid would have been $6.51 for Class A, $10.00 for Class B, $10.00 for Class C, $4.41 for Class I, $7.67 for Class R, $5.81 for Class R4, $4.64 for Class R5 and $5.34 for Class Z. ; the hypothetical expenses paid would have been $7.03 for Class A, $10.81 for Class B, $10.81 for Class C, $4.76 for Class I, $8.29 for Class R, $6.28 for Class R4, $5.01 for Class R5 and $5.77 for Class Z.

22	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Select Large-Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 100.0%

CONSUMER DISCRETIONARY 9.0%
Multiline Retail 4.5%
JCPenney Co., Inc.(a)	345,000	$12,126,750
Nordstrom, Inc.(a)	215,000	10,687,650

Total		22,814,400
Specialty Retail 4.5%
Gap, Inc. (The)(a)	480,000	8,904,000
Lowe’s Companies, Inc.	540,000	13,705,200

Total		22,609,200
TOTAL CONSUMER DISCRETIONARY		45,423,600

CONSUMER STAPLES 14.8%
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	130,000	10,831,600
Food Products 7.6%
General Mills, Inc.(a)	395,000	15,961,950
Tyson Foods, Inc., Class A(a)	1,090,000	22,497,600

Total		38,459,550
Tobacco 5.0%
Altria Group, Inc.	405,000	12,008,250
Philip Morris International, Inc.	165,000	12,949,200

Total		24,957,450
TOTAL CONSUMER STAPLES		74,248,600

ENERGY 17.0%
Oil, Gas & Consumable Fuels 17.0%
Chevron Corp.	135,000	14,364,000
ConocoPhillips	170,000	12,387,900
Marathon Oil Corp.	550,000	16,098,500
Marathon Petroleum Corp.(a)	280,000	9,321,200
Valero Energy Corp.	820,000	17,261,000
Williams Companies, Inc. (The)	485,000	16,014,700

Total		85,447,300
TOTAL ENERGY		85,447,300

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS 25.1%
Capital Markets 2.4%
Morgan Stanley (a)	800,000	$12,104,000
Commercial Banks 8.0%
U.S. Bancorp(a)	590,000	15,959,500
Wells Fargo & Co.	875,000	24,115,000

Total		40,074,500
Diversified Financial Services 7.1%
Bank of America Corp.	2,590,000	14,400,400
JPMorgan Chase & Co.	640,000	21,280,000

Total		35,680,400
Insurance 7.6%
MetLife, Inc.	330,000	10,289,400
Prudential Financial, Inc.(a)	215,000	10,775,800
Unum Group(a)	830,000	17,488,100

Total		38,553,300
TOTAL FINANCIALS		126,412,200

HEALTH CARE 9.0%
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	195,000	9,648,600
Health Care Providers & Services 3.8%
Humana, Inc.	215,000	18,836,150
Pharmaceuticals 3.3%
Bristol-Myers Squibb Co.(a)	475,000	16,739,000
TOTAL HEALTH CARE		45,223,750

INDUSTRIALS 11.1%
Aerospace & Defense 6.4%
General Dynamics Corp.	140,000	9,297,400
Honeywell International, Inc.(a)	250,000	13,587,500
United Technologies Corp.	130,000	9,501,700

Total		32,386,600

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Columbia Select Large-Cap Value Fund

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Road & Rail 4.7%
CSX Corp.	560,000	$11,793,600
Union Pacific Corp.	110,000	11,653,400

Total		23,447,000
TOTAL INDUSTRIALS		55,833,600

INFORMATION TECHNOLOGY 3.0%
Communications Equipment 3.0%
Juniper Networks, Inc.(b)	750,000	15,307,500
TOTAL INFORMATION TECHNOLOGY		15,307,500

MATERIALS 5.8%
Chemicals 5.8%
EI du Pont de Nemours & Co.(a)	250,000	11,445,000
Praxair, Inc.	85,000	9,086,500
Sherwin-Williams Co. (The)	95,000	8,480,650

Total		29,012,150
TOTAL MATERIALS		29,012,150

UTILITIES 5.2%
Independent Power Producers & Energy Traders 5.2%
AES Corp. (The)(b)	2,215,000	26,225,600
TOTAL UTILITIES		26,225,600
Total Common Stocks (Cost: $449,888,343)		$503,134,300

	Shares	Value
Money Market Funds — %
Columbia Short-Term Cash Fund, 0.141%(c)(d)	3,858	$3,858
Total Money Market Funds (Cost: $3,858)		$3,858

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 13.2%

Asset-Backed Commercial Paper 0.6%
Atlantis One
01/17/12	0.310%	$1,999,414	$1,999,414
Grampian Funding LLC
01/23/12	0.320%	999,698	999,698

Total			2,999,112
Commercial Paper 0.4%
Regency Markets No. 1 LLC
01/18/12	0.250%	1,999,542	1,999,542
Repurchase Agreements 12.2%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(e)
	0.050%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(e)
	0.100%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $4,000,022(e)
	0.050%	4,000,000	4,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $10,000,111,(e)
	0.100%	10,000,000	10,000,000
UBS Securities LLC dated 12/30/11, matures 01/03/12, repurchase price $27,627,305(e)
	0.050%	27,627,151	27,627,151

Total			61,627,151
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $66,625,805)			$66,625,805
Total Investments
(Cost: $516,518,006)			$569,763,963
Other Assets & Liabilities, Net			(66,337,354)
Net Assets			$503,426,609

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(d)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$735,412	$153,231,539	$(153,963,093)	$—	$3,858	$3,913	$3,858

(e)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$6,311,911
Freddie Mac REMICS	3,107,248
Government National Mortgage Association	780,841
Total Market Value of Collateral Securities	$10,200,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$6,625,080
Federal National Mortgage Association	91,174
Freddie Mac Gold Pool	2,321,107
Freddie Mac Non Gold Pool	758,439
Ginnie Mae I Pool	403,727
Ginnie Mae II Pool	473
Total Market Value of Collateral Securities	$10,200,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	25

Portfolio of Investments (continued)

Columbia Select Large-Cap Value Fund

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$1,999,391
Federal National Mortgage Association	983,006
United States Treasury Note/Bond	1,097,636
Total Market Value of Collateral Securities	$4,080,033

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$5,051,567
Ginnie Mae I Pool	2,503,071
Ginnie Mae II Pool	2,645,362
Total Market Value of Collateral Securities	$10,200,000

UBS Securities LLC (0.050%)

Security Description	Value
Ginnie Mae II Pool	$12,919,548
United States Treasury Note/Bond	15,260,146
Total Market Value of Collateral Securities	$28,179,694

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	27

Portfolio of Investments (continued)

Columbia Select Large-Cap Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$45,423,600	$—	$—	$45,423,600
Consumer Staples	74,248,600	—	—	74,248,600
Energy	85,447,300	—	—	85,447,300
Financials	126,412,200	—	—	126,412,200
Health Care	45,223,750	—	—	45,223,750
Industrials	55,833,600	—	—	55,833,600
Information Technology	15,307,500	—	—	15,307,500
Materials	29,012,150	—	—	29,012,150
Utilities	26,225,600	—	—	26,225,600
Total Equity Securities	503,134,300	—	—	503,134,300
Other
Money Market Funds	3,858	—	—	3,858
Investments of Cash Collateral Received for Securities on Loan	—	66,625,805	—	66,625,805
Total Other	3,858	66,625,805	—	66,629,663
Investments in Securities	503,138,158	66,625,805	—	569,763,963
Total	$503,138,158	$66,625,805	$—	$569,763,963

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	29

Portfolio of Investments

Columbia Select Smaller-Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 100.2%

CONSUMER DISCRETIONARY 15.3%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.(a)(b)	700,000	$6,923,000
Diversified Consumer Services 2.5%
Sotheby’s	330,000	9,414,900
Hotels, Restaurants & Leisure 6.2%
Penn National Gaming, Inc.(a)(b)	295,000	11,230,650
Texas Roadhouse, Inc.(a)	840,000	12,516,000

Total		23,746,650
Household Durables 2.6%
Lennar Corp., Class A(a)	500,000	9,825,000
Textiles, Apparel & Luxury Goods 2.2%
Hanesbrands, Inc.(a)(b)	380,000	8,306,800
TOTAL CONSUMER DISCRETIONARY		58,216,350
CONSUMER STAPLES 7.9%
Food Products 4.9%
Dean Foods Co.(b)	620,000	6,944,000
Smithfield Foods, Inc.(b)	485,000	11,775,800

Total		18,719,800
Personal Products 3.0%
Herbalife Ltd.(c)	220,000	11,367,400
TOTAL CONSUMER STAPLES		30,087,200
ENERGY 6.5%
Energy Equipment & Services 6.5%
Exterran Holdings, Inc.(a)(b)	375,000	3,412,500
Superior Energy Services, Inc.(a)(b)	435,000	12,371,400
Tetra Technologies, Inc.(a)(b)	950,000	8,873,000

Total		24,656,900
TOTAL ENERGY		24,656,900

FINANCIALS 12.8%
Insurance 12.8%
Aspen Insurance Holdings Ltd.(a)(c)	390,000	10,335,000

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Insurance (cont.)
Endurance Specialty Holdings Ltd.(c)	260,000	$9,945,000
Hanover Insurance Group, Inc. (The)	230,000	8,038,500
Infinity Property & Casualty Corp.(a)	190,000	10,780,600
Lincoln National Corp.	490,000	9,515,800

Total		48,614,900
TOTAL FINANCIALS		48,614,900
HEALTH CARE 11.9%
Health Care Equipment & Supplies 1.7%
Analogic Corp.	110,000	6,305,200
Health Care Providers & Services 3.8%
WellCare Health Plans, Inc.(b)	275,034	14,439,285
Pharmaceuticals 6.4%
Impax Laboratories, Inc.(b)	380,000	7,664,600
ISTA Pharmaceuticals, Inc.(a)(b)	880,000	6,204,000
Salix Pharmaceuticals Ltd.(a)(b)	220,000	10,527,000

Total		24,395,600
TOTAL HEALTH CARE		45,140,085
INDUSTRIALS 29.5%
Aerospace & Defense 3.0%
Cubic Corp.	260,006	11,333,662
Airlines 3.0%
United Continental Holdings, Inc.(a)(b)	610,000	11,510,700
Commercial Services & Supplies 4.5%
Brink’s Co. (The)	220,000	5,913,600
Waste Connections, Inc.	345,000	11,433,300

Total		17,346,900
Construction & Engineering 2.4%
Shaw Group, Inc. (The)(b)	340,000	9,146,000

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Electrical Equipment 9.8%
Belden, Inc.(a)	360,000	$11,980,800
EnerSys(a)(b)	395,000	10,258,150
Thomas & Betts Corp.(a)(b)	275,000	15,015,000

Total		37,253,950
Machinery 4.7%
Douglas Dynamics, Inc.(a)	201,470	2,945,491
Mueller Industries, Inc.(a)	295,000	11,333,900
Navistar International Corp.(b)	95,000	3,598,600

Total		17,877,991
Road & Rail 1.5%
Swift Transportation Co.(b)	684,400	5,639,456
Transportation Infrastructure 0.6%
Aegean Marine Petroleum Network, Inc.(c)	550,000	2,244,000
TOTAL INDUSTRIALS		112,352,659

INFORMATION TECHNOLOGY 12.4%
IT Services 2.5%
CACI International, Inc., Class A(a)(b)	170,784	9,550,241
Semiconductors & Semiconductor Equipment 6.9%
Cypress Semiconductor Corp.(b)	779,989	13,174,014
ON Semiconductor Corp.(b)	1,700,000	13,124,000

Total		26,298,014
Software 3.0%
Quest Software, Inc.(a)(b)	600,000	11,160,000
TOTAL INFORMATION TECHNOLOGY		47,008,255

MATERIALS 3.9%
Chemicals 2.2%
Minerals Technologies, Inc.	150,000	8,479,500
Containers & Packaging 1.7%
Owens-Illinois, Inc.(b)	325,000	6,298,500
TOTAL MATERIALS		14,778,000
Total Common Stocks (Cost: $291,878,783)		$380,854,349

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 22.0%

Asset-Backed Commercial Paper 1.0%
Grampian Funding LLC
01/18/12	0.310%	$2,999,199	$2,999,199
Thames Asset Global Securities
01/18/12	0.320%	999,733	999,733

Total			3,998,932
Certificates of Deposit 0.8%
Standard Chartered Bank PLC
03/05/12	0.630%	3,000,000	3,000,000

Total			3,000,000
Commercial Paper 0.5%
Regency Markets No. 1 LLC
01/18/12	0.250%	1,999,542	1,999,542
Other Short-Term Obligations 0.8%
Natixis Financial Products LLC
01/03/12	0.390%	2,000,000	2,000,000
The Goldman Sachs Group, Inc.
02/16/12	0.650%	1,000,000	1,000,000

Total			3,000,000
Repurchase Agreements 18.9%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(d)
	0.050%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $20,000,222(d)
	0.100%	20,000,000	20,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $20,000,111(d)
	0.050%	20,000,000	20,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $4,000,044(d)
	0.100%	4,000,000	4,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	31

Portfolio of Investments (continued)

Columbia Select Smaller-Cap Value Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $1,500,023(d)
	0.140%	$1,500,000	$1,500,000
UBS Securities LLC dated 12/30/11, matures 01/03/12, repurchase price $21,234,437(d)
	0.050%	21,234,319	21,234,319

Total			71,734,319
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $83,732,793)			$83,732,793
Total Investments(e)
(Cost: $375,611,576)			$464,587,142
Other Assets & Liabilities, Net			(84,447,361)
Net Assets			$380,139,781

Notes to Portfolio of Investments
(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $33,891,400 or 8.92% of net assets.

(d)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$13,250,159
Federal National Mortgage Association	182,347
Freddie Mac Gold Pool	4,642,213
Freddie Mac Non Gold Pool	1,516,880
Ginnie Mae I Pool	807,456
Ginnie Mae II Pool	945
Total Market Value of Collateral Securities	$20,400,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$3,883,032
Fannie Mae REMICS	8,793,694
Federal Home Loan Mortgage Corp	6,467,207
Federal National Mortgage Association	1,256,191
Total Market Value of Collateral Securities	$20,400,124

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$2,020,627
Ginnie Mae I Pool	1,001,228
Ginnie Mae II Pool	1,058,145
Total Market Value of Collateral Securities	$4,080,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	33

Portfolio of Investments (continued)

Columbia Select Smaller-Cap Value Fund

Notes to Portfolio of Investments (continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$389,012
Fannie Mae REMICS	141,840
Fannie Mae Whole Loan	469
Fannie Mae-Aces	1,721
Federal Farm Credit Bank	13,211
Federal Home Loan Banks	14,900
Federal Home Loan Mortgage Corp	11,864
Federal National Mortgage Association	24,614
Freddie Mac Gold Pool	167,125
Freddie Mac Non Gold Pool	50,124
Freddie Mac Reference REMIC	4
Freddie Mac REMICS	113,145
Ginnie Mae I Pool	194,640
Ginnie Mae II Pool	260,761
Government National Mortgage Association	63,995
United States Treasury Bill	2,409
United States Treasury Note/Bond	78,211
United States Treasury Strip Coupon	1,955
Total Market Value of Collateral Securities	$1,530,000

UBS Securities LLC (0.050%)

Security Description	Value
Ginnie Mae II Pool	$9,930,007
United States Treasury Note/Bond	11,728,998
Total Market Value of Collateral Securities	$21,659,005

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$710,342	$73,883,026	$(74,593,368)	$—	$—	$2,067	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	35

Portfolio of Investments (continued)

Columbia Select Smaller-Cap Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$58,216,350	$—	$—	$58,216,350
Consumer Staples	30,087,200	—	—	30,087,200
Energy	24,656,900	—	—	24,656,900
Financials	48,614,900	—	—	48,614,900
Health Care	45,140,085	—	—	45,140,085
Industrials	112,352,659	—	—	112,352,659
Information Technology	47,008,255	—	—	47,008,255
Materials	14,778,000	—	—	14,778,000
Total Equity Securities	380,854,349	—	—	380,854,349
Other
Investments of Cash Collateral Received for Securities on Loan	—	83,732,793	—	83,732,793
Total Other	—	83,732,793	—	83,732,793
Investments in Securities	380,854,349	83,732,793	—	464,587,142
Total	$380,854,349	$83,732,793	$—	$464,587,142

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2011	Columbia Select Large-Cap Value Fund	Columbia Select Smaller-Cap Value Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $449,888,343 and $291,878,783)	$503,134,300	$380,854,349
Affiliated issuers (identified cost $3,858 and $—)	3,858	—
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $4,998,654 and $11,998,474)	4,998,654	11,998,474
Repurchase agreements (identified cost $61,627,151 and $71,734,319)	61,627,151	71,734,319
Total investments (identified cost $516,518,006 and $375,611,576)	569,763,963	464,587,142
Receivable for:
Investments sold	586,029	735,100
Capital shares sold	362,361	792,104
Dividends	607,682	18,785
Interest	3,179	12,584
Expense reimbursement due from Investment Manager	4,712	6,073
Prepaid expense	9,572	11,212
Total assets	571,337,498	466,163,000
Liabilities
Disbursements in excess of cash	—	70,267
Due upon return of securities on loan	66,625,805	83,732,793
Payable for:
Capital shares purchased	946,300	1,943,681
Investment management fees	9,834	8,285
Distribution fees	3,329	3,609
Transfer agent fees	118,019	59,688
Administration fees	831	839
Plan administration fees	9	1,585
Other expenses	206,762	202,472
Total liabilities	67,910,889	86,023,219
Net assets applicable to outstanding capital stock	$503,426,609	$380,139,781

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	37

Statement of Assets and Liabilities (continued)

December 31, 2011	Columbia Select Large-Cap Value Fund	Columbia Select Smaller-Cap Value Fund
Represented by
Paid-in capital	$451,880,761	$435,274,632
Undistributed (excess of distributions over) net investment income	2,907,964	(15,001)
Accumulated net realized loss	(4,608,073)	(144,095,416)
Unrealized appreciation (depreciation) on:
Investments	53,245,957	88,975,566
Total — representing net assets applicable to outstanding capital stock	$503,426,609	$380,139,781
*Value of securities on loan	$64,610,815	$81,626,139
Net assets applicable to outstanding shares
Class A	$243,514,116	$295,973,420
Class B	$3,083,153	$13,500,509
Class C	$44,483,921	$37,511,079
Class I	$107,682,043	$14,419,258
Class R	$9,720,288	$11,156,219
Class R4	$22,150	$3,642,267
Class R5	$1,731,025	$2,045,521
Class W	$29,913,347	$—
Class Z	$63,276,566	$1,891,508
Shares outstanding
Class A	17,242,167	21,620,379
Class B	233,107	1,139,962
Class C	3,358,781	3,163,181
Class I	7,435,614	980,010
Class R	695,277	836,742
Class R4	1,531	249,407
Class R5	119,396	139,143
Class W	2,127,770	—
Class Z	4,370,383	128,963
Net asset value per share
Class A(a)	$14.12	$13.69
Class B	$13.23	$11.84
Class C	$13.24	$11.86
Class I	$14.48	$14.71
Class R	$13.98	$13.33
Class R4	$14.47	$14.60
Class R5	$14.50	$14.70
Class W	$14.06	$—
Class Z	$14.48	$14.67

(a)

The maximum offering price per share for Class A for Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund is $14.98 and $14.53, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011	Columbia Select Large-Cap Value Fund	Columbia Select Smaller-Cap Value Fund
Net investment income
Income:
Dividends	$10,177,768	$2,752,011
Dividends from affiliates	3,913	2,067
Income from securities lending — net	47,773	164,149
Total income	10,229,454	2,918,227
Expenses:
Investment management fees	3,478,140	3,665,260
Distribution fees
Class A	683,328	863,549
Class B	41,439	208,219
Class C	484,328	449,212
Class R	55,934	67,844
Class W	51,090	—
Transfer agent fees
Class A	530,800	943,450
Class B	8,111	57,177
Class C	93,817	123,006
Class R	21,722	37,255
Class R4	12	721
Class R5	639	431
Class W	38,267	—
Class Z	69,149	2,611
Administration fees	291,123	359,260
Plan administration fees
Class R4	57	9,782
Compensation of board members	12,623	12,226
Custodian fees	14,453	13,835
Printing and postage fees	115,715	92,329
Registration fees	85,940	74,205
Professional fees	32,876	35,767
Other	35,182	25,082
Total expenses	6,144,745	7,041,221
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(85,378)	(253,728)
Expense reductions	(4,077)	(3,881)
Total net expenses	6,055,290	6,783,612
Net investment income (loss)	4,174,164	(3,865,385)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	39

Statement of Operations (continued)

Year ended December 31, 2011	Columbia Select Large-Cap Value Fund	Columbia Select Smaller-Cap Value Fund
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$6,728,583	$49,293,493
Net realized gain	6,728,583	49,293,493
Net change in unrealized appreciation (depreciation) on:
Investments	(21,647,132)	(89,480,521)
Net change in unrealized depreciation	(21,647,132)	(89,480,521)
Net realized and unrealized loss	(14,918,549)	(40,187,028)
Net decrease in net assets from operations	$(10,744,385)	$(44,052,413)

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	Columbia Select Large-Cap Value Fund		Columbia Select Smaller-Cap Value Fund
Year ended December 31,	2011	2010	2011	2010
Operations
Net investment income (loss)	$4,174,164	$2,227,314	$(3,865,385)	$(4,057,625)
Net realized gain	6,728,583	6,786,527	49,293,493	36,759,346
Net change in unrealized appreciation (depreciation)	(21,647,132)	55,134,267	(89,480,521)	63,616,464
Net increase (decrease) in net assets resulting from operations	(10,744,385)	64,148,108	(44,052,413)	96,318,185
Distributions to shareholders from:
Net investment income
Class A	(1,484,586)	(812,977)	—	—
Class I	(1,120,133)	(466,897)	—	—
Class R	(33,156)	(11,034)	—	—
Class R4	(165)	(87)	—	—
Class R5	(17,714)	(9,593)	—	—
Class W	(241,096)	(16)	—	—
Class Z	(603,333)	(17)	—	—
Net realized gains
Class A	(5,627,883)	(958,823)	(15,826,476)	—
Class B	(75,994)	(19,393)	(821,815)	—
Class C	(1,101,899)	(181,125)	(2,285,649)	—
Class I	(2,408,761)	(253,138)	(711,817)	—
Class R	(230,387)	(40,460)	(606,632)	—
Class R4	(500)	(78)	(184,769)	—
Class R5	(39,212)	(5,407)	(100,928)	—
Class W	(691,397)	(10)	—	—
Class Z	(1,420,889)	(10)	(61,965)	—
Total distributions to shareholders	(15,097,105)	(2,759,065)	(20,600,051)	—
Increase (decrease) in net assets from share transactions	106,000,114	79,646,382	(46,840,958)	82,041,526
Proceeds from regulatory settlements (Note 6)	—	—	—	34,652
Total increase (decrease) in net assets	80,158,624	141,035,425	(111,493,422)	178,394,363
Net assets at beginning of year	423,267,985	282,232,560	491,633,203	313,238,840
Net assets at end of year	$503,426,609	$423,267,985	$380,139,781	$491,633,203
Undistributed (excess of distributions over) net investment income	$2,907,964	$2,233,983	$(15,001)	$(12,605)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	41

Statement of Changes in Net Assets (continued)

	Columbia Select Large-Cap Value Fund
Year ended December 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	6,615,643	100,975,629	7,689,771	101,340,839
Distributions reinvested	463,947	6,402,470	110,030	1,596,536
Redemptions	(8,326,889)	(125,973,007)	(5,789,043)	(75,885,283)
Net increase (decrease)	(1,247,299)	(18,594,908)	2,010,758	27,052,092
Class B shares
Subscriptions	18,604	272,038	89,008	1,112,114
Distributions reinvested	4,346	56,199	1,112	15,166
Redemptions(a)	(161,818)	(2,267,430)	(225,045)	(2,759,579)
Net decrease	(138,868)	(1,939,193)	(134,925)	(1,632,299)
Class C shares
Subscriptions	843,581	11,951,193	894,998	11,161,214
Distributions reinvested	52,842	684,302	7,992	109,095
Redemptions	(1,023,817)	(14,159,907)	(910,139)	(11,318,508)
Net decrease	(127,394)	(1,524,412)	(7,149)	(48,199)
Class I shares
Subscriptions	4,386,422	64,354,560	3,265,826	44,461,123
Distributions reinvested	249,377	3,528,683	48,418	719,971
Redemptions	(2,041,414)	(29,811,438)	(367,179)	(5,096,247)
Net increase	2,594,385	38,071,805	2,947,065	40,084,847
Class R shares
Subscriptions	303,877	4,511,872	355,643	4,624,122
Distributions reinvested	4,942	67,559	872	12,535
Redemptions	(410,107)	(6,168,512)	(239,698)	(3,054,183)
Net increase (decrease)	(101,288)	(1,589,081)	116,817	1,582,474
Class R3 shares
Redemptions	—	—	(443)	(5,000)
Net decrease	—	—	(443)	(5,000)

(a)	Includes conversion of Class B shares to Class A shares. The line items from the prior year have been combined to conform with the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

42	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

	Columbia Select Large-Cap Value Fund
Year ended December 31,	2011		2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R4 shares
Subscriptions	—	—	2,027	28,874
Distributions reinvested	33	475	8	117
Redemptions	(16)	(247)	(951)	(13,680)
Net increase	17	228	1,084	15,311
Class R5 shares
Subscriptions	23,558	374,462	52,890	757,599
Distributions reinvested	3,694	52,341	419	6,243
Redemptions	(14,319)	(225,888)	(3,774)	(50,298)
Net increase	12,933	200,915	49,535	713,544
Class W shares
Subscriptions	1,771,411	26,879,622	811,518	11,942,563
Distributions reinvested	67,861	932,407	—	—
Redemptions	(518,496)	(7,481,595)	(4,524)	(66,431)
Net increase	1,320,776	20,330,434	806,994	11,876,132
Class Z shares
Subscriptions	5,820,327	92,253,058	516	7,480
Distributions reinvested	125,493	1,775,732	—	—
Redemptions	(1,575,953)	(22,984,464)	—	—
Net increase	4,369,867	71,044,326	516	7,480
Total net increase	6,683,129	106,000,114	5,790,252	79,646,382

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	43

Statement of Changes in Net Assets (continued)

	Columbia Select Smaller-Cap Value Fund
Year ended December 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,281,213	20,058,313	1,704,569	24,381,762
Fund merger	—	—	9,168,598	125,115,360
Conversions from Class B	468,845	7,758,433	726,520	9,600,306
Distributions reinvested	1,113,167	14,994,366	—	—
Redemptions	(5,084,181)	(78,485,280)	(5,323,878)	(73,002,651)
Net increase (decrease)	(2,220,956)	(35,674,168)	6,275,809	86,094,777
Class B shares
Subscriptions	20,042	277,514	83,897	998,028
Fund merger	—	—	919,234	11,091,043
Distributions reinvested	67,731	789,744	—	—
Conversions to Class A	(535,491)	(7,758,433)	(823,689)	(9,600,306)
Redemptions	(347,629)	(4,768,089)	(620,166)	(7,374,464)
Net decrease	(795,347)	(11,459,264)	(440,724)	(4,885,699)
Class C shares
Subscriptions	390,344	5,238,363	422,161	5,112,124
Fund merger	—	—	129,796	1,567,882
Distributions reinvested	136,722	1,595,542	—	—
Redemptions	(1,042,524)	(14,051,468)	(1,049,308)	(12,720,638)
Net decrease	(515,458)	(7,217,563)	(497,351)	(6,040,632)
Class I shares
Subscriptions	1,149,572	20,263,585	126,829	2,058,671
Fund merger	—	—	564	8,173
Distributions reinvested	49,093	710,871	—	—
Redemptions	(814,882)	(13,605,727)	(2,986)	(49,441)
Net increase	383,783	7,368,729	124,407	2,017,403
Class R shares
Subscriptions	384,571	5,905,073	536,054	6,985,236
Distributions reinvested	16,513	216,646	—	—
Redemptions	(571,570)	(8,764,076)	(401,284)	(5,260,479)
Net increase (decrease)	(170,486)	(2,642,357)	134,770	1,724,757
Class R3 shares
Redemptions	—	—	(450)	(7,408)
Net decrease	—	—	(450)	(7,408)

The accompanying Notes to Financial Statements are an integral part of this statement.

44	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

	Columbia Select Smaller-Cap Value Fund
Year ended December 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R4 shares
Subscriptions	86,988	1,474,704	30,001	446,844
Fund merger	—	—	205,574	2,971,903
Distributions reinvested	12,805	184,006	—	—
Redemptions	(62,920)	(1,025,889)	(26,163)	(400,299)
Net increase	36,873	632,821	209,412	3,018,448
Class R5 shares
Subscriptions	857	13,786	690	10,089
Distributions reinvested	6,778	98,074	—	—
Redemptions	(3,074)	(46,358)	(1,482)	(21,910)
Net increase (decrease)	4,561	65,502	(792)	(11,821)
Class Z shares
Subscriptions	162,818	2,758,413	7,823	131,701
Distributions reinvested	1,958	28,258	—	—
Redemptions	(43,636)	(701,329)	—	—
Net increase	121,140	2,085,342	7,823	131,701
Total net increase (decrease)	(3,155,890)	(46,840,958)	5,812,904	82,041,526

(a)	Class Z shares are for the period from September 27, 2010 commencement of operations to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	45

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions, if any. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Columbia Select Large-Cap Value Fund

	Year ended Dec. 31,
	2011	2010	2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$14.70	$12.31	$9.77		$15.73	$14.43
Income from investment operations:
Net investment income	0.12	0.09	0.10		0.10	0.04
Net realized and unrealized gain (loss)	(0.28)	2.39	2.45		(5.96)	1.26
Total from investment operations	(0.16)	2.48	2.55		(5.86)	1.30
Less distributions to shareholders from:
Net investment income	(0.09)	(0.04)	(0.01)		(0.08)	(0.00	)(a)
Net realized gains	(0.33)	(0.05)	(0.00	)(a)	(0.02)	—
Total distributions to shareholders	(0.42)	(0.09)	(0.01)		(0.10)	(0.00	)(a)
Net asset value, end of period	$14.12	$14.70	$12.31		$9.77	$15.73
Total return	(1.01% )	20.21%	26.07%		(37.20% )	9.03%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.28%	1.37%	1.61%		1.61%	1.51%
Net expenses after fees waived or expenses reimbursed(c)	1.26% (d)	1.37%	1.61%		1.61%	1.51%
Net investment income	0.81% (d)	0.66%	0.87%		0.72%	0.29%
Supplemental data
Net assets, end of period (in thousands)	$243,514	$271,885	$202,826		$83,148	$148,242
Portfolio turnover	14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011		2010	2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$13.81		$11.62	$9.29		$14.96	$13.82
Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.01)	(0.01)		(0.01)	(0.07)
Net realized and unrealized gain (loss)	(0.25)		2.25	2.34		(5.63)	1.21
Total from investment operations	(0.25)		2.24	2.33		(5.64)	1.14
Less distributions to shareholders from:
Net investment income	—		—	—		(0.01)	—
Net realized gains	(0.33)		(0.05)	(0.00	)(a)	(0.02)	—
Total distributions to shareholders	(0.33)		(0.05)	(0.00	)(a)	(0.03)	—
Net asset value, end of period	$13.23		$13.81	$11.62		$9.29	$14.96
Total return	(1.72%	)	19.30%	25.10%		(37.68% )	8.25%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.03%		2.14%	2.54%		2.37%	2.26%
Net expenses after fees waived or expenses reimbursed(c)	2.01%	(d)	2.14%	2.54%		2.37%	2.26%
Net investment income (loss)	0.02%	(d)	(0.10% )	(0.08%	)	(0.04% )	(0.47%	)
Supplemental data
Net assets, end of period (in thousands)	$3,083		$5,138	$5,890		$8,756	$26,191
Portfolio turnover	14%		12%	24%		28%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	47

Financial Highlights (continued)

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$13.83	$11.63	$9.30		$14.95	$13.82
Income from investment operations:
Net investment income (loss)	0.01	(0.01)	(0.01)		(0.01)	(0.07)
Net realized and unrealized gain (loss)	(0.27)	2.26	2.34		(5.61)	1.20
Total from investment operations	(0.26)	2.25	2.33		(5.62)	1.13
Less distributions to shareholders from:
Net investment income	—	—	—		(0.01)	—
Net realized gains	(0.33)	(0.05)	(0.00	)(a)	(0.02)	—
Total distributions to shareholders	(0.33)	(0.05)	(0.00	)(a)	(0.03)	—
Net asset value, end of period	$13.24	$13.83	$11.63		$9.30	$14.95
Total return	(1.80% )	19.37%	25.07%		(37.58% )	8.18%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.03%	2.13%	2.51%		2.37%	2.26%
Net expenses after fees waived or expenses reimbursed(c)	2.01% (d)	2.13%	2.51%		2.37%	2.26%
Net investment income (loss)	0.06% (d)	(0.09% )	(0.05%	)	(0.04% )	(0.47%	)
Supplemental data
Net assets, end of period (in thousands)	$44,484	$48,210	$40,630		$38,423	$34,424
Portfolio turnover	14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

48	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009 (a)
Class I
Per share data
Net asset value, beginning of period	$15.07	$12.60	$11.64
Income from investment operations:
Net investment income	0.19	0.15	0.08
Net realized and unrealized gain (loss)	(0.29)	2.47	0.90
Total from investment operations	(0.10)	2.62	0.98
Less distributions to shareholders from:
Net investment income	(0.16)	(0.10)	(0.02)
Net realized gains	(0.33)	(0.05)	(0.00	)(b)
Total distributions to shareholders	(0.49)	(0.15)	(0.02)
Net asset value, end of period	$14.48	$15.07	$12.60
Total return	(0.59% )	20.80%	8.41%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.84%	0.92%	0.89%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.84%	0.92%	0.89%	(d)
Net investment income	1.29%	1.13%	1.66%	(d)
Supplemental data
Net assets, end of period (in thousands)	$107,682	$72,971	$23,870
Portfolio turnover	14%	12%	24%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	49

Financial Highlights (continued)

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009		2008	2007
Class R
Per share data
Net asset value, beginning of period	$14.55	$12.19	$9.70		$15.63	$14.38
Income from investment operations:
Net investment income	0.08	0.05	0.04		0.06	0.00	(a)
Net realized and unrealized gain (loss)	(0.27)	2.37	2.45		(5.91)	1.25
Total from investment operations	(0.19)	2.42	2.49		(5.85)	1.25
Less distributions to shareholders from:
Net investment income	(0.05)	(0.01)	—		(0.06)	—
Net realized gains	(0.33)	(0.05)	(0.00	)(a)	(0.02)	—
Total distributions to shareholders	(0.38)	(0.06)	(0.00	)(a)	(0.08)	—
Net asset value, end of period	$13.98	$14.55	$12.19		$9.70	$15.63
Total return	(1.23% )	19.91%	25.69%		(37.41% )	8.69%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.53%	1.66%	2.04%		1.87%	1.76%
Net expenses after fees waived or expenses reimbursed(c)	1.51% (d)	1.66%	2.04%		1.87%	1.76%
Net investment income	0.55% (d)	0.38%	0.41%		0.46%	0.03%
Supplemental data
Net assets, end of period (in thousands)	$9,720	$11,594	$8,288		$6,476	$7,601
Portfolio turnover	14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009(a)
Class R4
Per share data
Net asset value, beginning of period	$15.06	$12.59	$11.64
Income from investment operations:
Net investment income	0.14	0.11	0.07
Net realized and unrealized gain (loss)	(0.29)	2.47	0.89
Total from investment operations	(0.15)	2.58	0.96
Less distributions to shareholders from:
Net investment income	(0.11)	(0.06)	(0.01)
Net realized gains	(0.33)	(0.05)	(0.00	)(b)
Total distributions to shareholders	(0.44)	(0.11)	(0.01)
Net asset value, end of period	$14.47	$15.06	$12.59
Total return	(0.90% )	20.50%	8.29%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.14%	1.21%	1.21%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.14%	1.21%	1.21%	(d)
Net investment income	0.94%	0.83%	1.34%	(d)
Supplemental data
Net assets, end of period (in thousands)	$22	$23	$5
Portfolio turnover	14%	12%	24%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	51

Financial Highlights (continued)

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009		2008	2007
Class R5
Per share data
Net asset value, beginning of period	$15.09	$12.62	$9.96		$16.04	$14.64
Income from investment operations:
Net investment income	0.18	0.15	0.11		0.18	0.13
Net realized and unrealized gain (loss)	(0.28)	2.46	2.55		(6.10)	1.28
Total from investment operations	(0.10)	2.61	2.66		(5.92)	1.41
Less distributions to shareholders from:
Net investment income	(0.16)	(0.09)	—		(0.14)	(0.01)
Net realized gains	(0.33)	(0.05)	(0.00	)(a)	(0.02)	—
Total distributions to shareholders	(0.49)	(0.14)	(0.00	)(a)	(0.16)	(0.01)
Net asset value, end of period	$14.50	$15.09	$12.62		$9.96	$16.04
Total return	(0.62% )	20.73%	26.72%		(36.84% )	9.62%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.87%	0.98%	1.48%		0.98%	0.95%
Net expenses after fees waived or expenses reimbursed(c)	0.87%	0.98%	1.48%		0.98%	0.95%
Net investment income	1.21%	1.09%	1.10%		1.35%	0.85%
Supplemental data
Net assets, end of period (in thousands)	$1,731	$1,606	$718		$10,454	$15,470
Portfolio turnover	14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010 (a)
Class W
Per share data
Net asset value, beginning of period	$14.66	$13.12
Income from investment operations:
Net investment income	0.14	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.29)	1.68
Total from investment operations	(0.15)	1.68
Less distributions to shareholders from:
Net investment income	(0.12)	(0.09)
Net realized gains	(0.33)	(0.05)
Total distributions to shareholders	(0.45)	(0.14)
Net asset value, end of period	$14.06	$14.66
Total return	(0.95% )	12.80%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.27%	2.30%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.25% (f)	2.30%	(d)
Net investment income (loss)	0.97% (f)	(0.11%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$29,913	$11,833
Portfolio turnover	14%	12%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	53

Financial Highlights (continued)

Columbia Select Large-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010 (a)
Class Z
Per share data
Net asset value, beginning of period	$15.07	$13.48
Income from investment operations:
Net investment income	0.19	0.03
Net realized and unrealized gain (loss)	(0.30)	1.70
Total from investment operations	(0.11)	1.73
Less distributions to shareholders from:
Net investment income	(0.15)	(0.09)
Net realized gains	(0.33)	(0.05)
Total distributions to shareholders	(0.48)	(0.14)
Net asset value, end of period	$14.48	$15.07
Total return	(0.68% )	12.88%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.02%	1.11%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.01% (e)	1.11%	(c)
Net investment income	1.32% (e)	0.87%	(c)
Supplemental data
Net assets, end of period (in thousands)	$63,277	$8
Portfolio turnover	14%	12%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$15.97		$12.59		$9.23		$15.92	$17.67
Income from investment operations:
Net investment loss	(0.12)		(0.11)		(0.12)		(0.17)	(0.21)
Net realized and unrealized gain (loss)	(1.40)		3.49		3.48		(6.33)	1.43
Total from investment operations	(1.52)		3.38		3.36		(6.50)	1.22
Less distributions to shareholders from:
Net realized gains	(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—	—
Net asset value, end of period	$13.69		$15.97		$12.59		$9.23	$15.92
Total return	(9.42%	)	26.85%	(b)	36.40%	(c)	(41.19% )	6.26%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.48%		1.66%		2.00%		1.89%	1.71%
Net expenses after fees waived or expenses reimbursed(e)	1.42%	(f)	1.33%		1.69%		1.89%	1.71%
Net investment loss	(0.77%	)(f)	(0.84%	)	(1.12%	)	(1.30% )	(1.17% )
Supplemental data
Net assets, end of period (in thousands)	$295,973		$380,848		$221,181		$66,415	$155,045
Portfolio turnover	18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	55

Financial Highlights (continued)

Columbia Select Smaller-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$14.04		$11.15		$8.23		$14.34	$16.30
Income from investment operations:
Net investment loss	(0.21)		(0.19)		(0.18)		(0.24)	(0.32)
Net realized and unrealized gain (loss)	(1.23)		3.08		3.10		(5.68)	1.33
Total from investment operations	(1.44)		2.89		2.92		(5.92)	1.01
Less distributions to shareholders from:
Net realized gains	(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—	—
Net asset value, end of period	$11.84		$14.04		$11.15		$8.23	$14.34
Total return	(10.15%	)	25.92%	(b)	35.48%	(c)	(41.68% )	5.47%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.23%		2.43%		2.77%		2.64%	2.46%
Net expenses after fees waived or expenses reimbursed(e)	2.16%	(f)	2.10%		2.46%		2.64%	2.46%
Net investment loss	(1.52%	)(f)	(1.62%	)	(1.88%	)	(2.05% )	(1.92% )
Supplemental data
Net assets, end of period (in thousands)	$13,501		$27,172		$26,500		$8,483	$26,802
Portfolio turnover	18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

56	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$14.06		$11.17		$8.24		$14.34	$16.30
Income from investment operations:
Net investment loss	(0.21)		(0.19)		(0.19)		(0.23)	(0.32)
Net realized and unrealized gain (loss)	(1.23)		3.08		3.12		(5.68)	1.33
Total from investment operations	(1.44)		2.89		2.93		(5.91)	1.01
Less distributions to shareholders from:
Net realized gains	(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—	—
Net asset value, end of period	$11.86		$14.06		$11.17		$8.24	$14.34
Total return	(10.13%	)	25.87%	(b)	35.56%	(c)	(41.61% )	5.47%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.23%		2.42%		2.90%		2.63%	2.46%
Net expenses after fees waived or expenses reimbursed(e)	2.17%	(f)	2.09%		2.67%		2.63%	2.46%
Net investment loss	(1.52%	)(f)	(1.60%	)	(2.10%	)	(2.05% )	(1.92% )
Supplemental data
Net assets, end of period (in thousands)	$37,511		$51,712		$46,626		$37,217	$32,206
Portfolio turnover	18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	57

Financial Highlights (continued)

Columbia Select Smaller-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010		2009(a)
Class I
Per share data
Net asset value, beginning of period	$17.02	$13.35		$11.86
Income from investment operations:
Net investment loss	(0.04)	(0.05)		(0.01)
Net realized and unrealized gain (loss)	(1.51)	3.72		1.50
Total from investment operations	(1.55)	3.67		1.49
Less distributions to shareholders from:
Net realized gains	(0.76)	—		—
Total distributions to shareholders	(0.76)	—		—
Proceeds from regulatory settlement	—	0.00	(b)	—
Net asset value, end of period	$14.71	$17.02		$13.35
Total return	(9.01% )	27.49%	(c)	12.56%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.94%	1.09%		1.14%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.91%	0.88%		0.88%	(e)
Net investment loss	(0.24% )	(0.38%	)	(0.23%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$14,419	$10,145		$6,300
Portfolio turnover	18%	5%		7%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

58	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011		2010		2009		2008	2007
Class R
Per share data
Net asset value, beginning of period	$15.62		$12.35		$9.08		$15.70	$17.53
Income from investment operations:
Net investment loss	(0.16)		(0.16)		(0.16)		(0.19)	(0.25)
Net realized and unrealized gain (loss)	(1.37)		3.43		3.43		(6.24)	1.39
Total from investment operations	(1.53)		3.27		3.27		(6.43)	1.14
Less distributions to shareholders from:
Net realized gains	(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—	—
Net asset value, end of period	$13.33		$15.62		$12.35		$9.08	$15.70
Total return	(9.69%	)	26.48%	(b)	36.01%	(c)	(41.32% )	5.83%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.73%		1.87%		2.31%		2.14%	1.96%
Net expenses after fees waived or expenses reimbursed(e)	1.67%	(f)	1.66%		2.19%		2.14%	1.96%
Net investment loss	(1.02%	)(f)	(1.16%	)	(1.62%	)	(1.55% )	(1.42% )
Supplemental data
Net assets, end of period (in thousands)	$11,156		$15,733		$10,778		$8,537	$11,311
Portfolio turnover	18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	59

Financial Highlights (continued)

Columbia Select Smaller-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010		2009(a)
Class R4
Per share data
Net asset value, beginning of period	$16.94	$13.34		$11.86
Income from investment operations:
Net investment loss	(0.09)	(0.10)		(0.03)
Net realized and unrealized gain (loss)	(1.49)	3.70		1.51
Total from investment operations	(1.58)	3.60		1.48
Less distributions to shareholders from:
Net realized gains	(0.76)	—		—
Total distributions to shareholders	(0.76)	—		—
Proceeds from regulatory settlement	—	0.00	(b)	—
Net asset value, end of period	$14.60	$16.94		$13.34
Total return	(9.23% )	26.99%	(c)	12.48%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.22%	1.39%		1.43%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.18%	1.18%		1.18%	(e)
Net investment loss	(0.53% )	(0.69%	)	(0.58%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$3,642	$3,601		$42
Portfolio turnover	18%	5%		7%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

60	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010		2009		2008	2007
Class R5
Per share data
Net asset value, beginning of period	$17.01	$13.35		$9.72		$16.65	$18.26
Income from investment operations:
Net investment loss	(0.05)	(0.06)		(0.09)		(0.08)	(0.12)
Net realized and unrealized gain (loss)	(1.50)	3.72		3.72		(6.66)	1.48
Total from investment operations	(1.55)	3.66		3.63		(6.74)	1.36
Less distributions to shareholders from:
Net realized gains	(0.76)	—		—		(0.19)	(2.97)
Total distributions to shareholders	(0.76)	—		—		(0.19)	(2.97)
Proceeds from regulatory settlement	—	0.00	(a)	0.00	(a)	—	—
Net asset value, end of period	$14.70	$17.01		$13.35		$9.72	$16.65
Total return	(9.02% )	27.42%	(b)	37.35%	(c)	(40.82% )	6.85%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.97%	1.14%		1.51%		1.19%	1.15%
Net expenses after fees waived or expenses reimbursed(e)	0.93%	0.93%		1.46%		1.19%	1.15%
Net investment loss	(0.28% )	(0.44%	)	(0.88%	)	(0.61% )	(0.61% )
Supplemental data
Net assets, end of period (in thousands)	$2,046	$2,289		$1,808		$7,405	$11,322
Portfolio turnover	18%	5%		7%		16%	27%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	61

Financial Highlights (continued)

Columbia Select Smaller-Cap Value Fund (continued)

	Year ended Dec. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$17.01		$14.61
Income from investment operations:
Net investment loss	(0.08)		(0.01)
Net realized and unrealized gain (loss)	(1.50)		2.41
Total from investment operations	(1.58)		2.40
Less distributions to shareholders from:
Net realized gains	(0.76)		—
Total distributions to shareholders	(0.76)		—
Net asset value, end of period	$14.67		$17.01
Total return	(9.19%	)	16.43%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.20%		1.55%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.19%	(e)	1.02%	(c)
Net investment loss	(0.50%	)(e)	(0.34%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,892		$133
Portfolio turnover	18%		5%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note	1. Organization

Columbia Funds Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund. Each Fund currently operates as a diversified fund. Effective March 7, 2011, the Funds, formerly series of Seligman Value Fund Series, Inc., a Maryland corporation, were reorganized into newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board of Trustees (the Board). The Funds offer Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. Columbia Select Large-Cap Value Fund also offers Class W shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Funds no longer accept investments by new or existing investors in each Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	63

Notes to Financial Statements (continued)

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Funds’ prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not

64	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	65

Notes to Financial Statements (continued)

foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, each Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. A Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

66	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Federal Income Tax Status

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

Each Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. A Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	67

Notes to Financial Statements (continued)

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines from 0.71% to 0.54% for Columbia Select Large-Cap Value Fund and from 0.79% to 0.70% for Columbia Select Smaller-Cap Value Fund as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of each Fund’s average daily net assets that declined from 0.755% to 0.565% for Columbia Select Large-Cap Value Fund and from 0.935% to 0.745% for Columbia Select Smaller-Cap Value Fund. The effective management fee rate for the year ended December 31, 2011 was 0.72% for Columbia Select Large-Cap Value Fund and 0.82% for Columbia Select Smaller-Cap Value Fund of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of each Fund’s average daily net assets that declines from 0.06% to 0.03% for Columbia Select Large-Cap Value Fund and from 0.08% to 0.05% for Columbia Select Smaller-Cap Value Fund as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.06% for Columbia Select Large-Cap Value Fund and 0.08% for Columbia Select Smaller-Cap Value Fund of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation,

68	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were as follows:

Fund
Columbia Select Large-Cap Value Fund	$2,974
Columbia Select Smaller-Cap Value Fund	3,014

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or certain other funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to each Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by each Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	69

Notes to Financial Statements (continued)

Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended December 31, 2011, the Funds’ effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Columbia Select Large–Cap Value Fund	Columbia Select Smaller–Cap Value Fund
Class A	0.19%	0.27%
Class B	0.20	0.27
Class C	0.19	0.27
Class R	0.19	0.27
Class R4	0.05	0.02
Class R5	0.04	0.02
Class W	0.19	N/A
Class Z	0.19	0.26

Each Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2011, the total potential future obligation over the life of the Guaranty is $168,654 and $147,711 for Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund, respectively. The liability remaining at December 31, 2011 for non-recurring charges associated with the lease amounted to $111,845 and $97,939 for Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund, respectively, and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $4,077 for Columbia Select Large-Cap Value Fund and by $3,881 for Columbia Select Smaller-Cap Value Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

70	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Distribution Fees

Each Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Additionally, Columbia Select Large-Cap Value Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $63,000 and $2,950,000 for Class B and Class C shares, respectively, for Columbia Select Large-Cap Value Fund and approximately $899,000 and $2,711,000 for Class B and Class C shares, respectively, for Columbia Select Smaller-Cap Value Fund. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund’s shares for the year ended December 31, 2011, are as follows:

Fund	Class A	Class B	Class C
Columbia Select Large-Cap Value Fund	$110,547	$6,261	$3,343
Columbia Select Smaller-Cap Value Fund	190,925	10,077	1,204

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for Columbia Select Large-Cap Value Fund through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	71

Notes to Financial Statements (continued)

Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.87
Class R	1.51
Class R4	1.17
Class R5	0.92
Class W	1.26
Class Z	1.01

Prior to March 1, 2011, Columbia Select Large-Cap Value Fund did not have any contractual waivers.

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for Columbia Select Large-Cap Value Fund, through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.86
Class R	1.50
Class R4	1.16
Class R5	0.91
Class W	1.25
Class Z	1.00

Effective April 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for Columbia Select Smallar-Cap Value Fund, through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian,

72	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.00
Class R	1.70
Class R4	1.30
Class R5	1.05
Class Z	1.20

Prior to April 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for Columbia Select Smaller-Cap Value Fund, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.33%
Class B	2.10
Class C	2.09
Class I	0.88
Class R	1.68
Class R4	1.18
Class R5	0.93
Class Z	1.08

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for Columbia Select Smaller-Cap Value

Fund, through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian,

do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.39%
Class B	2.14
Class C	2.14
Class I	0.94
Class R	1.64
Class R4	1.24
Class R5	0.99
Class Z	1.14

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	73

Notes to Financial Statements (continued)

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to post-October losses, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of each Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income	Accumulated net realized gain (loss)	Paid-in capital increase (decrease)
Columbia Select Large-Cap Value Fund	$—	$—	$—
Columbia Select Smaller-Cap Value Fund	3,862,989	(2,750,000)	(1,112,989)

Net investment income and net realized gains (losses), as disclosed in the Statement of Opertaions, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31,
	2011		2010
Fund	Ordinary income	Long–term capital gains	Ordinary income	Long-term capital gains
Columbia Select Large-Cap Value Fund	$4,096,882	$11,000,223	$1,300,621	$1,458,444
Columbia Select Smaller-Cap Value Fund	—	20,600,051	—	—

74	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed accumulated long–term gain	Accumulated realized loss	Unrealized appreciation
Columbia Select Large-Cap Value Fund	$3,170,227	$2,444,877	$(298,674)	$46,229,418
Columbia Select Smaller-Cap Value Fund	—	7,441,245	(151,333,183)	88,757,087

At December 31, 2011, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
Columbia Select Large-Cap Value Fund	$523,523,588	$85,934,015	$(39,693,640)	$46,240,375
Columbia Select Smaller-Cap Value Fund	375,815,055	117,279,139	(28,507,052)	88,772,087

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	2016	2017	Total
Columbia Select Large-Cap Value Fund	$—	$—	$—
Columbia Select Smaller-Cap Value Fund	114,706,008	35,904,623	150,610,631

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Select Smaller-Cap Value Fund acquired $51,862,379 of capital loss carryforward in connection with the RiverSource Partners Small Cap Equity Fund merger (Note 11). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	75

Notes to Financial Statements (continued)

utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended December 31, 2011, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized	Expired
Columbia Select Large-Cap Value Fund	$—	$—
Columbia Select Smaller-Cap Value Fund	27,514,711	—

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2011, post-October losses attributed to security transactions that were deferred to January 1, 2012, were as follows:

Fund	Post-October losses
Columbia Select Large-Cap Value Fund	$298,674
Columbia Select Smaller-Cap Value Fund	722,552

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases	Proceeds
Columbia Select Large-Cap Value Fund	$166,244,145	$70,649,496
Columbia Select Smaller-Cap Value Fund	81,823,688	145,259,770

Note	6. Regulatory Settlements

During the year ended December 31, 2010, Columbia Select Smaller-Cap Value Fund received $34,652 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital in the Statement of Changes in Net Assets.

76	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Note	7. Lending of Portfolio Securities

Each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Funds’ Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, the value of the securities on loan and values of the cash collateral (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents, was as follows:

Fund	Securities value	Cash collateral value
Columbia Select Large-Cap Value Fund	$64,610,815	$66,625,805
Columbia Select Smaller-Cap Value Fund	81,626,139	83,732,793

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Funds in connection with the securities lending program. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Funds receive income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Funds continue to earn and accrue interest and dividends on the securities loaned.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	77

Notes to Financial Statements (continued)

Note	8. Affiliated Money Market Fund

Each Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	9. Shareholder Concentration

At December 31, 2011 two shareholder accounts owned 29.0% of the outstanding shares of Columbia Select Large-Cap Value Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts owned 33.1% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note	10. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

78	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Note	11. Fund Merger

At the close of business on March 26, 2010, Columbia Select Smaller-Cap Value Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Small Cap Equity Fund (the acquired Fund), a series of RiverSource Managers Series, Inc. The reorganization was completed after shareholders of the acquired Fund approved a plan of reorganization on March 10, 2010.

The aggregate net assets of Columbia Select Smaller-Cap Value Fund immediately before the acquisition were $326,732,292 and the combined net assets immediately after the acquisition were $467,486,653.

The acquisition was accomplished by a tax-free exchange of 30,331,428 shares of the acquired Fund valued at $140,754,361 (including $56,018,774 of unrealized appreciation).

In exchange for the acquired Fund shares, Columbia Select Smaller-Cap Value Fund issued the following number of shares:

Shares
Class A	9,168,598
Class B	919,234
Class C	129,796
Class I	564
Class R4	205,574

For financial reporting purposes, net assets received and shares issued by Columbia Select Smaller-Cap Value Fund were recorded at fair value; however, the acquired Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Select Smaller-Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of Columbia Select Smaller-Cap Value Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired Fund that have been included in the combined Fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on January 1, 2010, Columbia Select Smaller-Cap Value Fund’s pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended December 31, 2010 would have been $4.4 million, $38.2 million and $121.6 million, respectively.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	79

Notes to Financial Statements (continued)

Note	12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

80	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	81

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Select Large-Cap Value Fund and

Columbia Select Smaller-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund (the Funds) (two of the portfolios constituting the Columbia Funds Series Trust II) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures

82	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund of the Columbia Fund Series Trust II at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	83

Federal Income Tax Information

(Unaudited)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Columbia Select Large-Cap Value Fund

Fiscal year ended December 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

Capital gain distribution – the Fund designates $11,000,223 to be taxed as long-term capital gain.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Select Smaller-Cap Value Fund Fiscal year ended December 31, 2011

Capital gain distribution – the Fund designates $20,600,051 to be taxed as long-term capital gain.

The Fund also designates $2,750,000 as distributions of long-term gains, from earnings and profits distributed to shareholders on the redemption of shares, or the amount necessary to fully distribute such capital gains.

84	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	85

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

86	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 — May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	87

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

88	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	89

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007

90	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT	91

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

92	COLUMBIA SELECT VALUE FUNDS — 2011 ANNUAL REPORT

Columbia Select Value Funds

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Funds’ current prospectus. The
Funds are distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9911 D (2/12)

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended December 31, 2010 includes fees paid by three series that were re-domiciled into the registrant on March 7, 2011.

(a)	Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $	60,381	2010: $	60,381

(b)	Audit-Related Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $	1,125	2010: $	16,593

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2011 and 2010 and review of yield calculations in 2011 were as follows:

2011: $	89,800	2010: $	96,000

(c)	Tax Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $	16,746	2010: $	17,457

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $	95,523	2010: $	95,840

(d)	All Other Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $	0	2010: $	0

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $	0	2010: $	0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $	3,528,086	2010: $	2,999,851

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 22, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Financial Officer

Date	February 22, 2012